Exhibit 10.9

Execution Version

INTERCREDITOR AGREEMENT

by and between

UBS AG, STAMFORD BRANCH

as ABL Agent,

and

WILMINGTON TRUST FSB

as Note Agent

Dated as of December 22, 2010

i

ii

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of December 22, 2010 between UBS AG, STAMFORD BRANCH, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “ABL Agent”) for the ABL Credit Agreement Lenders and WILMINGTON TRUST FSB, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “Note Agent”) for the Noteholder Secured Parties.  Capitalized terms defined in Article 1 hereof are used in this Agreement as so defined.

RECITALS

A.            Pursuant to the Original ABL Credit Agreement, the ABL Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrowers.

B.            Pursuant to the ABL Guaranties, the ABL Guarantors have agreed to guarantee the payment and performance of the ABL Borrowers’ obligations under the ABL Documents.

C.            As a condition to the effectiveness of the Original ABL Credit Agreement and to secure the obligations of the ABL Credit Parties under and in connection with the ABL Documents, the ABL Credit Parties have granted to the ABL Agent (for the benefit of the ABL Lenders, including the ABL Bank Products Affiliates and ABL Hedging Affiliates) Liens on the Collateral.

D.            Pursuant to the Original Indenture, the Company has issued, or will issue, the Notes.

E.             Pursuant to the Note Guaranties, the Note Guarantors have agreed to guarantee the payment and performance of the Note Issuer’s obligations under the Note Documents.

F.             As a condition to the issuance and sale of the Notes on the date hereof and to secure the obligations of the Note Credit Parties under and in connection with the Note Documents, the Note Credit Parties have granted to the Note Agent (for the benefit of the Noteholder Secured Parties, including the Note Bank Products Providers, Note Hedging Providers and Management Credit Providers) Liens on the Collateral.

G.            Pursuant to this Agreement, the Company may, from time to time, designate certain additional Indebtedness of any Credit Party as “Additional Indebtedness” by executing and delivering the Additional Indebtedness Designation and by complying with the procedures set forth in Section 7.11 hereof, and the holders of such Additional Indebtedness and any other applicable Additional Creditor shall thereafter constitute Additional Creditors, and any Additional Agent for any such Additional Creditors shall thereafter constitute an Additional Agent, for all purposes under this Agreement.

H.            Each of the ABL Agent (on behalf of the ABL Lenders) and the Note Agent (on behalf of the Noteholder Secured Parties) and, by their acknowledgment hereof, the ABL Credit Parties and the Note Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1             UCC Definitions.   The following terms which are defined in the Uniform Commercial Code are used herein as so defined:  Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations, and Tangible Chattel Paper.

Section 1.2             Other Definitions.   As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall mean UBS AG, Stamford Branch in its capacity as collateral agent under the ABL Credit Agreement, together with its successors and assigns in such capacity from time to time, whether under the Original ABL Credit Agreement or any subsequent ABL Credit Agreement, as well as any Person designated as the “Agent” or “Collateral Agent” under any ABL Credit Agreement.

“ABL Bank Products Affiliate” shall mean any ABL Credit Agreement Lender or any Affiliate of any ABL Credit Agreement Lender that has entered into a Bank Products Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents.

“ABL Borrowers” shall mean the Company and certain of its Subsidiaries, in their capacities as borrowers under the ABL Credit Agreement, together with its and their respective successors and assigns.

“ABL Collateral Documents” shall mean all “Security Documents” as defined in the Original ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any ABL Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or modified from time to time.

“ABL Commingled Collateral” shall have the meaning set forth in Section 3.7(a) hereof.

“ABL Credit Agreement” shall mean (i) the Original ABL Credit Agreement and (ii) if designated by the Company, any other credit agreement, loan agreement, note agreement,

promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original ABL Credit Agreement or (y) any subsequent ABL Credit Agreement (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such ABL Credit Agreement (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to any Additional Agent (other than any Designated Additional Agent) (or, if there is no continuing Agent other than the Note Agent and any Designated Additional Agent, as designated by the Company), that the obligations under such ABL Credit Agreement are subject to the terms and provisions of this Agreement.  Any reference to the ABL Credit Agreement shall be deemed a reference to any ABL Credit Agreement then in existence.

“ABL Credit Agreement Lenders” shall mean the lenders, debtholders and other creditors party from time to time to the ABL Credit Agreement, together with their successors, assigns and transferees.

“ABL Credit Parties” shall mean the ABL Borrowers, the ABL Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter becomes a party to any ABL Document.

“ABL Documents” shall mean the ABL Credit Agreement, the ABL Guaranties, the ABL Collateral Documents, any Bank Products Agreements between any ABL Credit Party and any ABL Bank Products Affiliate, any Hedging Agreements between any ABL Credit Party and any ABL Lender, those other ancillary agreements as to which the ABL Agent or any ABL Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent, in connection with any of the foregoing or any ABL Credit Agreement, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“ABL Guaranties” shall mean that certain guarantee agreement dated as of the date hereof by the ABL Guarantors in favor of the ABL Agent, and all other guarantees of any ABL Obligations of any ABL Credit Party by any other ABL Credit Party in favor of any ABL Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“ABL Guarantors” shall mean the collective reference to Holdings (so long as it is a guarantor under any of the ABL Guaranties), each of the Company’s Domestic Subsidiaries that is a guarantor under any of the ABL Guaranties and any other Person who becomes a guarantor under any of the ABL Guaranties.

“ABL Hedging Affiliate” shall mean any ABL Credit Agreement Lender or any Affiliate of any ABL Credit Agreement Lender that has entered into a Hedging Agreement with an ABL

Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents.

“ABL Lenders” shall mean all ABL Credit Agreement Lenders, together with any Affiliates thereof in their capacity as ABL Bank Products Affiliates or ABL Hedging Affiliates, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any ABL Credit Agreement.

“ABL Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any ABL Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each ABL Credit Party from time to time to the ABL Agent, the “administrative agent” or “agent” under the ABL Credit Agreement, the ABL Credit Agreement Lenders or any of them, any ABL Bank Products Affiliates or any ABL Hedging Affiliates, under any ABL Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such ABL Credit Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“ABL Permitted Access Right” shall have the meaning set forth in Section 3.7(a).

“ABL Priority Collateral” shall mean all Collateral consisting of the following:

(1)           all Accounts (other than Accounts which constitute identifiable proceeds of Note Priority Collateral);

(2)           all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper);

(3)           (x) all Deposit Accounts and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein and (y) all Securities, Security Entitlements, and Securities Accounts, in each case, to the extent constituting cash or Cash Equivalents or representing a claim to Cash Equivalents, in each case other than the Asset Sales Proceeds Account and Capital Stock of Subsidiaries of Holdings and all cash, checks and other property held therein or credited thereto, but in any event and regardless of the foregoing clauses, but excluding the Asset Sales Proceeds Account and Proceeds of Note Priority Collateral;

(4)           all Inventory;

(5)           to the extent involving or governing any of the items referred to in the preceding clauses (1) through (4), all Documents, General Intangibles (other than Intellectual Property and Capital Stock of Subsidiaries of Holdings), Instruments (including, without limitation, Promissory Notes), and Letter of Credit Rights, provided that to the extent any of the foregoing also relates to Note Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the ABL Priority Collateral;

(6)           to the extent evidencing or governing any of the items referred to in the preceding clauses (1) through (5), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Note Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (5) shall be included in the ABL Priority Collateral;

(7)           all books and Records relating to the foregoing (including without limitation all books, databases, data processing software, customer lists, and Records, whether tangible or electronic, which contain any information relating to any of the foregoing); and

(8)           all collateral security and guarantees with respect to any of the foregoing and all cash, Money, instruments, securities (other than Capital Stock of Subsidiaries of Holdings), financial assets, Investment Property (other than Capital Stock of Subsidiaries of Holdings), insurance proceeds and deposit accounts directly received as proceeds of any ABL Priority Collateral described in the preceding clauses (1) through (5) (such proceeds, “ABL Priority Proceeds”); provided, however, that no proceeds of ABL Priority Proceeds will constitute ABL Priority Collateral unless such proceeds of ABL Priority Proceeds would otherwise constitute ABL Priority Collateral.

For the avoidance of doubt, under no circumstances shall Excluded Assets (as defined in the next succeeding sentence) be ABL Priority Collateral.  As used in this definition of “ABL Priority Collateral”, the term “Excluded Assets” shall have the meaning provided in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or in the ABL Collateral Documents relating thereto, or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect) or in the ABL Collateral Documents relating thereto.

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall mean the ABL Agent and the ABL Lenders.

“Additional Agent” shall mean any one or more agents, trustees or other representatives for or of any one or more Additional Credit Facility Creditors, and shall include any successor thereto, as well as any Person designated as an “Agent” under any Additional Credit Facility.

“Additional Bank Products Affiliate” shall mean any Additional Credit Facility Creditor or any Affiliate of any Additional Credit Facility Creditor that has entered into a Bank Products Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more Additional Collateral Documents.

“Additional Bank Products Provider” shall mean any Person (other than an Additional Bank Products Affiliate) that has entered into a Bank Products Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, as designated by the Company in accordance with the terms of the Additional Collateral Documents.

“Additional Borrower” shall mean any Additional Credit Party that incurs or issues Additional Indebtedness, together with its successors and assigns.

“Additional Collateral Documents” shall mean all “Security Documents” as defined in any Additional Credit Facility, and in any event shall include all security agreements, mortgages, deeds of trust, pledges and other collateral documents executed and delivered in connection with any Additional Credit Facility, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Additional Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Credit Facilities” shall mean (a) any one or more agreements, instruments and documents under which any Additional Indebtedness is or may be incurred, including without limitation any credit agreements, loan agreements, indentures or other financing agreements, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, together with (b) if designated by the Company, any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Additional Obligations, whether by the same or any other lender, debtholder or other creditor or group of lenders, debtholders or other creditors, or the same or any other agent, trustee or representative therefor, or otherwise, and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Additional Credit Facility Creditors” shall mean one or more holders of Additional Indebtedness (or commitments therefor) that is or may be incurred under one or more Additional Credit Facilities.

“Additional Credit Party” shall mean the Company, Holdings (so long as it is a guarantor under any of the Additional Guaranties), each direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any Additional Document, and any other Person who becomes a guarantor under any of the Additional Guaranties.

“Additional Creditors” shall mean one or more Additional Credit Facility Creditors and shall include all Additional Bank Products Affiliates, Additional Hedging Affiliates, Additional Bank Products Providers and Additional Hedging Providers and all successors, assigns, transferees and replacements thereof, as well as any Person designated as an “Additional Creditor” under any Additional Credit Facility; and with respect to any Additional Agent, shall mean the Additional Creditors represented by such Additional Agent.

“Additional Documents” shall mean any Additional Credit Facilities, any Additional Guaranties, any Additional Collateral Documents, any Bank Products Agreements between any Credit Party and any Additional Bank Products Affiliate or Additional Bank Products Provider, any Hedging Agreements between any Credit Party and any Additional Hedging Affiliate or Additional Hedging Provider, those other ancillary agreements as to which any Additional Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to any Additional Agent, in connection with any of the foregoing or any Additional Credit Facility, including any intercreditor or joinder agreement among any of the Additional Secured Parties or among any of the Noteholder Secured Parties and Additional Secured Parties, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Effective Date” shall have the meaning set forth in Section 7.11(b).

“Additional Guaranties” shall mean any one or more guarantees of any Additional Obligations of any Additional Credit Party by any other Additional Credit Party in favor of any Additional Secured Party, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Guarantor” shall mean any Additional Credit Party that at any time has provided an Additional Guaranty.

“Additional Hedging Affiliate” shall mean any Additional Credit Facility Creditor or any Affiliate of any Additional Credit Facility Creditor that has entered into a Hedging Agreement with any Credit Party with the obligations of such Credit Party thereunder being secured by one or more Additional Collateral Documents.

“Additional Hedging Provider” shall mean any Person (other than an Additional Hedging Affiliate) that has entered into a Hedging Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, as designated by the Company in accordance with the terms of the Additional Collateral Documents.

“Additional Indebtedness” shall mean any Additional Specified Indebtedness that (1) is permitted to be secured by a Lien (as hereinafter defined) on Collateral by

(a)                                  prior to the Discharge of ABL Obligations, Section 8.14 of the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or the corresponding negative covenant restricting Liens contained in any other ABL Credit Agreement then in effect if the Original ABL Credit Agreement is not then in effect (which covenant is designated in such ABL Credit Agreement as applicable for purposes of this definition);

(b)                                 prior to the Discharge of Note Obligations, Section 413 of the Original Indenture (if the Original Indenture is then in effect) or the corresponding negative covenant restricting Liens contained in any other Indenture then in effect if the Original Indenture is not then in effect (which covenant is designated in such Indenture as applicable for purposes of this definition); and

(c)                                  prior to the Discharge of Additional Obligations, any negative covenant restricting Liens contained in any applicable Additional Credit Facility then in effect (which covenant is designated in such Additional Credit Facility as applicable for purposes of this definition); and

(2) is designated as “Additional Indebtedness” by the Company pursuant to an Additional Indebtedness Designation and in compliance with the procedures set forth in Section 7.11.

As used in this definition of “Additional Indebtedness”, the term “Lien” shall have the meaning set forth (x) for purposes of the preceding clause (1)(a), prior to the Discharge of ABL

Obligations, in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect), or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect), (y) for purposes of the preceding clause (1)(b), prior to the Discharge of Note Obligations, in the Original Indenture (if the Original Indenture is then in effect), or in any other Indenture then in effect (if the Original Indenture is not then in effect), and (z) for purposes of the preceding clause (1)(c), prior to the Discharge of Additional Obligations, in the applicable Additional Credit Facility then in effect.

“Additional Indebtedness Designation” shall mean a certificate of the Company with respect to Additional Indebtedness substantially in the form of Exhibit A attached hereto.

“Additional Indebtedness Joinder” shall mean a joinder agreement executed by one or more Additional Agents in respect of the Additional Indebtedness subject to an Additional Indebtedness Designation, on behalf of one or more Additional Creditors in respect of such Additional Indebtedness, substantially in the form of Exhibit B attached hereto.

“Additional Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Additional Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Additional Credit Party from time to time to any Additional Agent, any Additional Creditors or any of them, including any Additional Bank Products Affiliates, Additional Hedging Affiliates, Additional Bank Products Provider or Additional Hedging Provider, under any Additional Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Additional Credit Party, would have accrued on any Additional Obligation, whether or not a claim is allowed against such Additional Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Additional Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Additional Recovery” shall have the meaning set forth in Section 5.3(c).

“Additional Secured Parties” shall mean any Additional Agents and any Additional Creditors.

“Additional Specified Indebtedness” shall mean any Indebtedness (as hereinafter defined) that is or may from time to time be incurred by any Credit Party in compliance with:

(a)                                  prior to the Discharge of ABL Obligations, Section 8.13 of the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other ABL Credit Agreement then in effect if the Original ABL Credit Agreement is not then in effect (which covenant is designated in such ABL Credit Agreement as applicable for purposes of this definition);

(b)                                 prior to the Discharge of Note Obligations, Section 407 of the Original Indenture (if the Original Indenture is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other Indenture then in effect if the Original Indenture is not then in effect (which covenant is designated in such Indenture as applicable for purposes of this definition); and

(c)                                  any negative covenant restricting Indebtedness contained in any Additional Credit Facility then in effect (which covenant is designated in such Additional Credit Facility as applicable for purposes of this definition).

As used in this definition of “Additional Specified Indebtedness”, the term “Indebtedness” shall have the meaning set forth (x) for purposes of the preceding clause (a), prior to the Discharge of ABL Obligations, in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect), or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect), (y) for purposes of the preceding clause (b), prior to the Discharge of Note Obligations, in the Original Indenture (if the Original Indenture is then in effect), or in any other Indenture then in effect (if the Original Indenture is not then in effect), and (z) for purposes of the preceding clause (c), prior to the Discharge of Additional Obligations, in the applicable Additional Credit Facility then in effect.  In the event that any Indebtedness as defined in any such Credit Document shall not be Indebtedness as defined in any other such Credit Document, but is or may be incurred in compliance with such other Credit Document, such Indebtedness shall constitute Additional Specified Indebtedness for purposes of such other Credit Document.

“Affiliate” shall mean with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person shall mean the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agreement” shall mean this Intercreditor Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof.

“Agent” shall mean the ABL Agent, the Note Agent and any Additional Agent, as applicable.

“Asset Sales Proceeds Account” shall mean one or more Deposit Accounts or Securities Accounts holding only the proceeds of any sale or disposition of any Note Priority Collateral and the proceeds or investment thereof.

“Bank Products Agreement” shall mean any agreement pursuant to which a bank or other financial institution agrees to provide treasury or cash management services (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts and interstate depository network services).

“Bankruptcy Code” shall mean title 11 of the United States Code.

“Borrower” shall mean any of the ABL Borrowers, the Note Issuer and any Additional Borrower.

“Capitalized Lease Obligation” shall mean an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Cash Collateral” shall mean any Collateral consisting of Money or Cash Equivalents, any Security Entitlement and any Financial Assets.

“Cash Equivalents” shall mean (a) securities issued or fully guaranteed or insured by the United States government or Canadian government or any agency or instrumentality thereof, (b) time deposits, certificates of deposit or bankers’ acceptances of (i) any ABL Lender or any Additional Lender or any affiliate thereof or (ii) any commercial bank having capital and surplus in excess of $500,000,000 and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by Standard & Poor’s Ratings Group (a division of The McGraw Hill Companies Inc.) or any successor rating agency (“S&P”) or at least P-2 or the equivalent thereof by Moody’s Investors Service, Inc. or any successor rating agency (“Moody’s”) (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the ABL Agent, the Note Agent or any Additional Agent, in each case, in its reasonable judgment), (c) commercial paper rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the ABL Agent or any Additional Agent (other than any Designated Additional Agent), in each case, in its reasonable judgment (or, if there is no continuing Agent other than the Note Agent or any Designated Additional Agent, as designated by the Company)), (d) investments in money market funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the Securities and Exchange Commission under the Investment Company Act of 1940, and (e) investments similar to any of the foregoing denominated in foreign currencies approved by the board of directors of the Company, in each case provided in clauses (a), (b), (c) and (e) above only, maturing within twelve months after the date of acquisition.

“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent, the Note Agent or any Additional Agent under any of the ABL Collateral Documents, the Note Collateral Documents or the Additional Collateral Documents, together with all rents, issues, profits, products, and Proceeds thereof.

“Commodities Agreement” shall have the meaning assigned to such term in the Original Indenture.

“Company” shall mean Atkore International, Inc., a Delaware corporation, and any successor in interest thereto.

“Control Collateral” shall mean any Collateral consisting of any certificated Security, Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Copyright Licenses” shall mean with respect to any Credit Party, all United States written license agreements of such Credit Party providing for the grant by or to such Credit Party of any right to use any United States copyright of such Credit Party, other than agreements with any Person who is an Affiliate or a Subsidiary of such Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights” shall mean with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, United States copyright registrations and copyright applications, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Documents” shall mean the ABL Documents, the Note Documents and any Additional Documents.

“Credit Parties” shall mean the ABL Credit Parties, the Note Credit Parties and any Additional Credit Parties.

“Currency Agreement” shall have the meaning assigned to such term in the Original Indenture.

“Designated Additional Agent” shall mean any Additional Agent that the Company designates as a Designated Additional Agent (as confirmed in writing by such Additional Agent if such designation is made subsequent to the joinder of such Additional Agent to this Agreement), as and to the extent so designated.  Such designation may be for all purposes under this Agreement, or may be for one or more specified purposes thereunder or provisions thereof.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” shall mean (a) the payment in full in cash of the applicable ABL Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable ABL Credit Agreement is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such ABL Credit Agreement (which shall not exceed an amount equal to

101.5% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the ABL Documents.

“Discharge of Additional Obligations” shall mean, if any Indebtedness shall at any time have been incurred under any Additional Credit Facility, (a) the payment in full in cash of the applicable Additional Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Additional Indebtedness under such Additional Credit Facility is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Additional Credit Facility (which shall not exceed an amount equal to 101.5% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the applicable Additional Credit Facility.

“Discharge of Note Collateral Obligations” shall mean the Discharge of Note Obligations and (if applicable) the Discharge of Additional Obligations.

“Discharge of Note Obligations” shall mean the payment in full in cash of the applicable Note Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable Note Document is paid in full in cash.

“Domestic Subsidiary” shall mean any Subsidiary of the Company that is not a Foreign Subsidiary.

“Event of Default” shall mean an Event of Default under any ABL Credit Agreement, any Indenture or any Additional Credit Facility.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean:

(a)           the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;

(b)           the exercise of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)           the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)           the appointment of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)           the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law;

(f)            the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code;

(g)           the exercise of any voting rights relating to any Capital Stock included in the Collateral; and

(h)           the delivery of any notice, claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral.

For the avoidance of doubt, filing a proof of claim in bankruptcy court or seeking adequate protection shall not be deemed to be an Exercise of Secured Creditor Remedies.

“Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required to be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles as in effect in the United States.

“Foreign Subsidiary” shall mean (a) any Subsidiary of the Company that is not organized under the laws of the United States of America or any state thereof or the District of Columbia and any Subsidiary of such Foreign Subsidiary and (b) any Subsidiary of the Company that has no material assets other than securities or Indebtedness of one or more of the Subsidiaries described in clause (a) above (or Subsidiaries thereof), intellectual property relating to such Subsidiaries described in clause (a) above (or Subsidiaries thereof) and other assets relating to an ownership interest in any such securities, Indebtedness, intellectual property or Subsidiaries.

“General Intangibles” shall mean all “general intangibles” as such term is defined in the Uniform Commercial Code including, without limitation, with respect to any Credit Party, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Credit Party is a party or under which such Credit Party has any right, title or interest or to which such Credit Party or any property of such Credit Party is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified from time to time.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“Guarantor” shall mean any of the ABL Guarantors, Note Guarantors and any Additional Guarantors.

“Hedging Agreement” shall mean any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Hedging Obligations” shall have the meaning assigned to such term in the Original Indenture.

“Holdings” shall mean Atkore International Holdings Inc., a Delaware corporation, and any successor in interest thereto.

“Impairment” shall have the meaning set forth in Section 2.1(e).

“Indebtedness” shall mean, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (e) all obligations of such Person in respect of interest rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other interest rate hedge arrangements, and (f) all indebtedness or obligations of the types referred to in the preceding clauses (a) through (e) to the extent secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

“Indenture” shall mean (i) the Original Indenture and (ii) if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original Indenture or (y) any subsequent Indenture (as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such Indenture (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent and any Additional Agent (other than any Designated Additional Agent) (or, if there is no continuing Agent other than the Note Agent and any Designated Additional Agent, as designated by the Company), that the obligations under such Indenture are subject to the terms and provisions of this Agreement.  Any reference to the Indenture shall be deemed a reference to any Indenture then in existence.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code.

“Intellectual Property” shall mean, with respect to any Credit Party, the collective reference to such Credit Party’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Interest Rate Agreement” shall have the meaning assigned to such term in the Original Indenture.

“Intervening Creditor” shall have the meaning set forth in Section 4.1(g).

“Inventory” shall have the meaning assigned in the Uniform Commercial Code as of the date hereof.

“Investment Grade Securities” shall have the meaning assigned to such term in the Original Indenture.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment for purposes of security, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

“Lien Priority” shall mean, with respect to any Lien of the ABL Agent, the ABL Lenders, the Note Agent, the Noteholder Secured Parties, any Additional Agent or any Additional Creditors in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Management Credit Provider” shall mean any Person that is a beneficiary of a Management Guarantee, as designated by the Company in accordance with the terms of the Note Collateral Documents.

“Management Guarantee” shall have the meaning assigned to such term in the Original Indenture (if the Original Indenture is then in effect), or in any other Indenture then in effect (if the Original Indenture is not then in effect).

“Note Agent” shall mean Wilmington Trust FSB in its capacity as collateral agent under the Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original Indenture or any subsequent Indenture, as well as any Person designated as the “Agent” or “Collateral Agent” under any Indenture.

“Note Bank Products Provider” shall mean any Person that has entered into a Bank Products Agreement with a Note Credit Party with the obligations of such Note Credit Party thereunder being secured by one or more Note Collateral Documents, as designated by the Company in accordance with the terms of the Note Collateral Documents.

“Note Collateral Documents” shall mean all “Note Security Documents” as defined in the Indenture, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Indenture, in each case as the same may be amended, modified or supplemented from time to time.

“Note Collateral Intercreditor Agreement” shall mean an intercreditor agreement substantially in the Form of Exhibit G to the Original Indenture as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Note Collateral Obligations” shall mean the Note Obligations and any Additional Obligations.

“Note Collateral Representative” shall mean the Note Agent acting for the Note Collateral Secured Parties, unless the principal amount of Additional Obligations under any Additional Credit Facility exceeds the principal amount of Note Obligations under the Indenture, and in such case (unless otherwise agreed in writing between the Note Agent and any Additional Agent or, after the Discharge of Note Obligations, between any Additional Agents), the Additional Agent under such Additional Credit Facility (or, if there is more than one such Additional Credit Facility, the Additional Credit Facility under which the greatest principal amount of Additional Obligations is outstanding at the time) acting for the Note Collateral Secured Parties.

“Note Collateral Secured Parties” shall mean the Noteholder Secured Parties and any Additional Secured Parties.

“Note Credit Parties” shall mean the Note Issuer, the Note Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter becomes a party to any Note Document.

“Note Documents” shall mean the Indenture, the Note Collateral Documents, any Bank Products Agreements between any Note Credit Party and any Note Bank Products Provider, any Hedging Agreements between any Note Credit Party and any Note Hedging Provider, any Management Guarantee, and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Note Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Trustee or Note Agent, in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Note Guaranties” shall mean the guarantees of the Note Guarantors pursuant to the Original Indenture and all other guarantees of any Note Obligations of any Note Credit Party by any other Note Credit Party in favor of any Noteholder Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“Note Guarantors” shall mean the collective reference to Holdings (so long as it is a guarantor under any of the Note Guaranties), each of the Company’s Domestic Subsidiaries that is a guarantor under any of the Note Guaranties and any other Person who becomes a guarantor under any of the Note Guaranties.

“Note Hedging Provider” shall mean any Person that has entered into a Hedging Agreement with a Note Credit Party with the obligations of such Note Credit Party thereunder being secured by one or more Note Collateral Documents, as designated by the Company in accordance with the terms of the Note Collateral Documents.

“Note Issuer” shall mean the Company, in its capacity as issuer under the Indenture, together with its successors and assigns.

“Note Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Note Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Note Credit Party from time to time to the Note Agent, the Trustee, the Noteholders, any Note Bank Products Provider, any Note Hedging Provider or any Management Credit Provider under any Note Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Note Credit Party, would have accrued on any Note Obligation, whether or not a claim is allowed against such Note Credit Party for such interest and fees in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Note Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Note Priority Collateral” shall mean all Collateral, other than the ABL Priority Collateral, including all real property, Equipment, Intellectual Property and Capital Stock of any Subsidiaries of any Credit Party, collateral security and guarantees with respect to any Note Priority Collateral and all cash, Money, instruments, securities, financial assets and deposit accounts directly received as proceeds of any Note Priority Collateral; provided, however, no proceeds of proceeds will constitute Note Priority Collateral unless such proceeds of proceeds would otherwise constitute Note Priority Collateral or are credited to the Asset Sales Proceeds Account.  For the avoidance of doubt, under no circumstance shall Excluded Assets be Note Priority Collateral.  As used in this definition of “Note Priority Collateral”, the term “Excluded Assets” shall have the meaning provided (x) prior to the Discharge of Note Obligations, in the Original Indenture (if the Original Indenture is then in effect), or in any other Indenture then in effect (if the Original Indenture is not then in effect) or the Note Collateral Documents relating thereto, and (y) from and after the Discharge of Note Obligations, in the applicable Additional Credit Facility then in effect or the Note Collateral Documents relating thereto.

“Note Priority Collateral Documents” shall mean the Note Documents and any Additional Documents, as applicable.

“Note Recovery” shall have the meaning set forth in Section 5.3(b).

“Noteholder Secured Parties” shall mean the Trustee, the Note Agent, the Noteholders, any Note Bank Products Provider, any Note Hedging Provider and any Management Credit Provider.

“Noteholders” shall mean the holders of the Notes, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Holder” or a “Noteholder” under any Indenture.

“Notes” shall mean the notes issued by the Company or any Indebtedness otherwise incurred pursuant to the Indenture.

“Original ABL Credit Agreement” shall mean that certain Credit Agreement dated as of the date hereof by and among the ABL Borrowers, Holdings, UBS AG, Stamford Branch, as

administrative agent, the ABL Credit Agreement Lenders and the ABL Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Original Indenture” shall mean that certain Indenture dated as of the date hereof by and among the Note Issuer, Holdings, the Note Guarantors, the Trustee, and the Note Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Party” shall mean the ABL Agent, the Note Agent or any Additional Agent, and “Parties” shall mean all of the ABL Agent, the Note Agent and any Additional Agent.

“Patent License” shall mean, with respect to any Credit Party, all United States written license agreements of such Credit Party with any other Person that is not an Affiliate or a Subsidiary of such Credit Party, in connection with any United States patent, patent application, or patentable invention other than agreements with any Person who is an Affiliate or a Subsidiary of such Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents” shall mean, with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now or hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Credit Party accruing thereunder or pertaining thereto.

“Payment Collateral” shall mean all Accounts, Instruments, Chattel Paper, Letter-Of-Credit Rights, Deposit Accounts (other than the Asset Sales Proceeds Account), Securities Accounts, and Payment Intangibles, together with all Supporting Obligations, in each case composing a portion of the Collateral.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Priority Collateral” shall mean the ABL Priority Collateral or the Note Priority Collateral.

“Proceeds” shall mean (a) all “proceeds,” as such term is defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily and (c) in the case of Proceeds of Pledged Securities, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Requisite Holders” shall mean Additional Secured Parties and/or Noteholder Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Additional Obligations and the Note Obligations; provided that, (x) if the matter being consented to or the action being taken by the Note Collateral Representative is the subordination of Liens to other Liens, the consent to DIP Financing, or the consent to a sale of all or substantially all of the Note Priority Collateral or (after the Discharge of ABL Obligations) all or substantially all of the Collateral, then “Requisite Holders” shall mean those Note Collateral Secured Parties necessary to validly consent to the requested action in accordance with the applicable Note Documents and Additional Documents, (y) except as may be separately otherwise agreed in writing by and between or among each Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties, if the matter being consented to or the action being taken by the Note Collateral Representative will affect the Noteholder Secured Parties in a manner different and materially adverse relative to the manner such matter or action affects any Additional Secured Parties (except to the extent expressly set forth in this Agreement), then “Requisite Holders” shall mean (1) Additional Secured Parties and/or Noteholder Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Additional Obligations and the Note Obligations and (2) Noteholder Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Note Obligations and (z) except as may be separately otherwise agreed in writing by and between or among each Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties, if the matter being consented to or the action being taken by the Note Collateral Representative will affect any Additional Agent or the Additional Creditors represented thereby in a manner different and materially adverse relative to the manner such matter or action affects the Noteholder Secured Parties or the other Additional Secured Parties (except to the extent expressly set forth in this Agreement), then “Requisite Holders” shall mean (1) Additional Secured Parties and/or Noteholder Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Additional Obligations and the Note Obligations and (2) such Additional Agent and/or Additional Creditors represented thereby holding, in the aggregate, in excess of 50% of the aggregate principal amount of the applicable Additional Obligations.

“Secured Parties” shall mean the ABL Secured Parties, the Noteholder Secured Parties and the Additional Secured Parties.

“Series” shall mean (a) with respect to the Note Collateral Secured Parties, each of (i) the Noteholder Secured Parties (in their capacities as such) and (ii) the Additional Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Additional Agent (in its capacity as such for such Additional Secured Parties) and (b) with respect to any Note Collateral Obligations, each of (i) the Note Obligations and (ii) the Additional Obligations incurred pursuant to any Additional Credit Facility that is to represented by a common Additional Agent (in its capacity as such for such Additional Obligations).

“Specified Excluded Assets” shall mean property that is subject to any Lien in respect of Hedging Obligations consisting solely of (i) cash, Cash Equivalents, Temporary Cash Investments and Investment Grade Securities, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions or to any Hedging Obligations, and/or (iii) any other assets consisting of, relating to or arising under or in connection with (A) any Interest Rate Agreements, Currency Agreements or Commodities Agreements or (B) any other agreements, instruments or documents related to any Hedging Obligations or to any of the assets referred to in any of subclauses (i) through (iii).

“Subsidiary” of any Person shall mean a corporation, partnership, limited liability company, or other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned by such Person, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and, in the case of this clause (b), which is treated as a consolidated subsidiary for accounting purposes.

“Temporary Cash Investments” shall have the meaning assigned to such term in the Original Indenture.

“Trade Secret Licenses” shall mean, with respect to any Credit Party, all United States written license agreements of such Credit Party providing for the grant by or to such Credit Party of any right under any United States trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Company or such Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets” shall mean with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark License”   shall mean, with respect to any Credit Party, all United States written license agreements of such Credit Party providing for the grant by or to such Credit Party of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, with any other Person who is not an Affiliate or Subsidiary of such Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks” shall mean, with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed, it being understood and agreed that the carve out in this parenthetical shall be applicable only if and for so long as a grant of a security interest in such intent to use application would invalidate or otherwise jeopardize such Credit Party’s rights therein), and any renewals thereof, including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now or hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto in the United States and all other rights of any kind whatsoever of such Credit Party accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“Trustee” shall mean Wilmington Trust FSB in its capacity as trustee under the Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original Indenture or any subsequent Indenture, as well as any Person designated as the “Trustee” under any Indenture.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

Section 1.3            Rules of Construction.       Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation, or in such other manner as may be approved by the requisite holders or representatives in respect of such obligation.

ARTICLE 2
LIEN PRIORITY

Section 2.1            Agreement to Subordinate.

(a)       Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Agent or the ABL Lenders in respect of all or any portion of the Collateral, or of any Liens granted to the Note Agent or the Noteholder Secured Parties in respect of all or any portion of the Collateral, or of any Liens granted to any Additional Agent or any Additional Creditors in respect of all or any portion of the Collateral, and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent, the Note Agent or any Additional Agent (or the ABL Lenders, the Noteholder Secured Parties or any Additional Creditors) in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the ABL Documents, the Note Documents or any Additional Documents, (iv) whether the ABL Agent, the Note Agent or any Additional Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of the ABL Agent or the ABL Lenders, the Note Agent or the Noteholder Secured Parties or any Additional Agent or any Additional Creditors securing any of the ABL Obligations, the Note Obligations or any Additional Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the Note Obligations or any Additional Obligations (in the case of the ABL Obligations) or the ABL Obligations (in the case of the Note Obligations or any Additional Obligations), respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the ABL Lenders, the Note Agent, on behalf of itself and the Noteholder Secured Parties, and any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby agree that:

(1)                       any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the Note Agent or any Noteholder Secured Party that secures all or any portion of the Note Obligations, and any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Additional Agent or any Additional Creditor that secures all or any portion of the Additional Obligations, shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL

Lenders in the ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(2)                       any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the Note Agent or any Noteholder Secured Party in the ABL Priority Collateral to secure all or any portion of the Note Obligations, and all Liens granted to any Additional Agent or any Additional Creditors in the ABL Priority Collateral to secure all or any portion of the Additional Obligations;

(3)                       any Lien in respect of all or any portion of the Note Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to the Note Agent and the Noteholder Secured Parties in the Note Priority Collateral to secure all or any portion of the Note Obligations;

(4)                       any Lien in respect of all or any portion of the Note Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to any Additional Agent or any Additional Creditors in the Note Priority Collateral to secure all or any portion of any Additional Obligations (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders);

(5)                       any Lien in respect of all or any portion of the Note Priority Collateral now or hereafter held by or on behalf of the Note Agent or any Noteholder Secured Party that secures all or any portion of the Note Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Lender in the Note Priority Collateral to secure all or any portion of the ABL Obligations;

(6)                       any Lien in respect of all or any portion of the Note Priority Collateral now or hereafter held by or on behalf of any Additional Agent or any Additional Creditor that secures all or any portion of the Additional Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Lender in the Note Priority Collateral to secure all or any portion of the ABL Obligations (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders);

(7)                       any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Additional Agent or any Additional Creditor that secures all or any portion of the Additional Obligations shall in all respects be pari passu and equal in priority with any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Note Agent or any Noteholder Secured Party that secures all or any portion of the Note Obligations (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties); and

(8)                       any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Additional Agent or any Additional Creditor that secures all or any portion of the Additional Obligations shall in all respects be pari passu and equal in priority with any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any other Additional Agent or any Additional Creditor represented by such other Additional Agent that secures all or any portion of the Additional Obligations (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).

(b)       Notwithstanding any failure by any ABL Secured Party, Noteholder Secured Party or Additional Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the ABL Secured Parties, the Noteholder Secured Parties or any Additional Secured Parties:

(1)           the priority and rights as between the ABL Secured Parties, on the one hand, and the Noteholder Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein;

(2)           the priority and rights as between the ABL Secured Parties, on the one hand, and any Additional Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by and between any applicable Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders);

(3)           the priority and rights as between the Noteholder Secured Parties, on the one hand, and any Additional Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by and between or among any applicable Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties); and

(4)           the priority and rights as between any Additional Agent and the Additional Creditors represented thereby, on the one hand, and any other Additional Agent and the Additional Creditors represented thereby, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by and between such Additional Agents, each on behalf of itself and the Additional Creditors represented thereby).

(c)       The Note Agent, for and on behalf of itself and the Noteholder Secured Parties, acknowledges and agrees that (x) concurrently herewith, the ABL Agent, for the benefit of itself and the ABL Lenders, has been granted Liens upon all of the Collateral in which the Note Agent has been granted Liens and the Note Agent hereby consents thereto and (y) any Additional Agent, on behalf of itself and any Additional Creditors, may be granted Liens upon all of the Collateral in which the Note Agent has been granted Liens and the Note Agent hereby consents thereto.  The ABL Agent, for and on behalf of itself and the ABL Lenders, acknowledges and agrees that (x) concurrently herewith, the Note Agent, for the benefit of itself and the Noteholder Secured Parties, has been granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto and (y) any Additional Agent, on behalf of itself and any Additional Creditors, may be granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto.  Any Additional Agent, for and on behalf of itself and any Additional Creditors represented thereby, acknowledges and agrees that, concurrently herewith, (x) the ABL Agent, for the benefit of itself and the ABL Lenders, has been granted Liens upon all of the Collateral in which such Additional Agent is being granted Liens and such Additional Agent hereby consents thereto, (y) the Note Agent, for the benefit of itself and the Noteholder Secured Parties, has been granted Liens upon all of the Collateral in which such Additional Agent is being granted Liens and such Additional Agent hereby consents thereto and (z) any other Additional Agent, on behalf of itself and any Additional Creditors represented thereby, may be granted Liens upon all of the Collateral in which such Additional Agent has been granted Liens and such Additional Agent hereby consents thereto.  The subordination of Liens by the Note Agent in favor of the ABL Agent, by the ABL Agent in favor of the Note Agent and any Additional Agent, and by any Additional Agent in favor of the ABL Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of the Note Agent, the ABL Agent or any Additional Agent to the Liens of any other Person.  The provision of pari passu and equal priority as between Liens of the Note Agent and Liens of any Additional Agent, or as between Liens of any Additional Agent and Liens of any other Additional Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of the Note Agent or any Additional Agent to the Liens of any Person other than the ABL Agent as and to the extent set forth herein, or to provide that the Liens of the Note Agent or any Additional Agent will be pari passu or of equal priority with the Liens of any other Person.

(d)       Lien priority as among the ABL Obligations, the Note Obligations and the Additional Obligations with respect to any Collateral will be governed solely by this Agreement, except as may be separately otherwise agreed in writing by or among any applicable Parties (including pursuant to the Note Collateral Intercreditor Agreement, if entered into in the future).

(e)       The Note Agent, for and on behalf of itself and the Noteholder Secured Parties, and each Additional Agent, on behalf of itself and the Additional Creditors represented thereby, hereby acknowledges and agrees that, it is the intention of the Note Collateral Secured Parties of each Series that the holders of Note Collateral Obligations of such Series (and not the Note Collateral Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Note Collateral Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Note Collateral Obligations), (y) any of the Note Collateral Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of Note Collateral Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Note Collateral Obligations) on a basis ranking prior to the security interest of such Series of Note Collateral Obligations but junior to the security interest of any other Series of Note Collateral Obligations or (ii) the existence of any Collateral for any other Series of Note Collateral Obligations that is not also Collateral for the other Series of Note Collateral Obligations (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Note Collateral Obligations, an “Impairment” of such Series). In the event of any Impairment with respect to any Series of Note Collateral Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Note Collateral Obligations, and the rights of the holders of such Series of Note Collateral Obligations (including, without limitation, the right to receive distributions in respect of such Series of Note Collateral Obligations pursuant to Section 4.1) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Note Collateral Obligations subject to such Impairment.

Section 2.2            Waiver of Right to Contest Liens.

(a)       The Note Agent, for and on behalf of itself and the Noteholder Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Lenders in respect of the Collateral or the provisions of this Agreement.  Except to the extent expressly set forth in this Agreement, the Note Agent, for itself and on behalf of the Noteholder Secured Parties, agrees that none of the Note Agent or the Noteholder Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Lender under the ABL Documents with respect to the ABL Priority Collateral.  Except to the extent expressly set forth in this Agreement, the Note Agent, for itself and on behalf of the Noteholder Secured Parties, hereby waives any and all rights it or the Noteholder Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral.

(b)       The Note Agent, for and on behalf of itself and the Noteholder Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Additional Agent and any Additional Creditors in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  Except to the extent expressly set forth in this Agreement and, for the avoidance of doubt, subject to Section 2.3(e), the Note Agent, for itself and on behalf of the Noteholder Secured Parties, agrees that none of the Note Agent or the Noteholder Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Additional Agent or any Additional Creditor under any Additional Documents with respect to the Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  Except to the extent expressly set forth in this Agreement, and, for the avoidance of doubt, subject to Section 2.3(e), the Note Agent, for itself and on behalf of the Noteholder Secured Parties, hereby waives any and all rights it or the Noteholder Secured Parties may have as a pari passu lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Additional Agent or any Additional Creditor seeks to enforce its Liens in any Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(c)       The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Note Agent or the Noteholder Secured Parties in respect of the Collateral or the provisions of this Agreement.  Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, agrees that none of the ABL Agent or the ABL Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Note Agent or any Noteholder under the Note Documents with respect to the Note Priority Collateral.  Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, hereby waives any and all rights it or the ABL Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Note Agent or any Noteholder Secured Party seeks to enforce its Liens in any Note Priority Collateral.

(d)       The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Additional Agent and any Additional Creditors in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, agrees that none of the ABL Agent or the ABL Lenders will take any action that would interfere with any Exercise of Secured Creditor

Remedies undertaken by any Additional Agent or any Additional Creditor under any Additional Documents, with respect to the Note Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, hereby waives any and all rights it or the ABL Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Additional Agent or any Additional Creditor seeks to enforce its Liens in any Note Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

(e)       Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Lenders in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  Except to the extent expressly set forth in this Agreement, any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that none of such Additional Agent and Additional Creditors will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Lender under the ABL Documents with respect to the ABL Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  Except to the extent expressly set forth in this Agreement, any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby waives any and all rights it or such Additional Creditors may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

(f)        Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Note Agent or the Noteholder Secured Parties in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  Except to the extent expressly set forth in this Agreement, and, for the avoidance of doubt, subject to Section 2.3(e), any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that none of such Additional Agent and Additional Creditors will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Note Agent or any Noteholder Secured Party under the Note Documents with respect to the Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  Except to the extent expressly set forth in this Agreement, and, for the avoidance of doubt, subject to Section 2.3(e), any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby waives any and all rights it or such Additional Creditors may have as a pari passu lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Note Agent or any Noteholder Secured Party seeks to enforce its Liens in any Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(g)       Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any other Additional Agent or any Additional Creditors represented by such other Additional Agent in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).  Except to the extent expressly set forth in this Agreement, and, for the avoidance of doubt, subject to Section 2.3(e), any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that none of such Additional Agent and Additional Creditors will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any other Additional Agent or any Additional Creditor represented by such other Additional Agent under any applicable Additional Documents with respect to the Collateral (except as may be separately otherwise agreed in writing in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).  Except to the extent expressly set forth in this Agreement, and, for the avoidance of doubt, subject to Section 2.3(e), any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby waives any and all rights it or such Additional Creditors may have as a pari passu lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any other Additional Agent or any Additional Creditor represented by such other Additional Agent seeks to enforce its Liens in any Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).

(h)       For the avoidance of doubt, the assertion of priority rights established under the terms of this Agreement shall not be considered a challenge to Lien priority of any Party prohibited by this Section 2.2.

Section 2.3            Remedies Standstill.

(a)       The Note Agent, on behalf of itself and the Noteholder Secured Parties, agrees that, until the date upon which the Discharge of ABL Obligations shall have occurred, neither the Note Agent (including in its capacity as Note Collateral Representative, as applicable) nor any Noteholder Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent and will not knowingly take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Note Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Agent.  Subject to Section 2.3(e) hereof, from and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), the Note Agent or any Noteholder Secured Party may Exercise Any Secured Creditor Remedies under the Note Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Note Agent or any Noteholder Secured Party is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

(b)       The ABL Agent, on behalf of itself and the ABL Lenders, agrees that until the date upon which the Discharge of Note Obligations shall have occurred, neither the ABL Agent nor any ABL Lender will Exercise Any Secured Creditor Remedies with respect to the Note Priority Collateral without the written consent of the Note Agent and will not knowingly take, receive or accept any Proceeds of the Note Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Note Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Note Collateral Representative.  Subject to Section 2.3(c) hereof, from and after the date upon which the Discharge of Note Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Note Agent), the ABL Agent or any ABL Lender may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Note Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or any ABL Lender is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

(c)       The ABL Agent, on behalf of itself and the ABL Lenders, agrees that until the date upon which the Discharge of Additional Obligations shall have occurred, neither the ABL Agent nor any ABL Lender will Exercise Any Secured Creditor Remedies with respect to the Note Priority Collateral without the written consent of any Additional Agent and will not knowingly take, receive or accept any Proceeds of the Note Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders), it being understood and agreed that the temporary deposit of Proceeds of Note Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Note Collateral Representative.  Subject to Section 2.3(b) hereof, from and after the date upon which the Discharge of Additional Obligations shall have occurred (or prior thereto upon obtaining the written consent of each Additional Agent), the ABL Agent or any ABL Lender may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Note

Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or any ABL Lender is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

(d)       Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that until the date upon which the Discharge of ABL Obligations shall have occurred, neither such Additional Agent (including in its capacity as Note Collateral Representative, if applicable) nor any such Additional Creditor will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent and will not knowingly take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by such Additional Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Agent.  Subject to Section 2.3(e) hereof, from and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), any Additional Agent or any Additional Creditor may Exercise Any Secured Creditor Remedies under any Additional Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by any Additional Agent or Additional Creditor is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

(e)       Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that such Additional Agent and such Additional Creditors will not Exercise Any Secured Creditor Remedies with respect to any of the Collateral without the written consent of the Note Collateral Representative and will not knowingly take, receive or accept any Proceeds of Collateral (except as may be separately otherwise agreed in writing by and between or among each Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties), it being understood and agreed that the temporary deposit of Proceeds of Collateral in a Deposit Account controlled by such Additional Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Note Collateral Representative; provided that nothing in this sentence shall prohibit any Additional Agent from taking such actions in its capacity as Note Collateral Representative, if applicable.  The Note Agent, on behalf of itself and the Noteholder Secured Parties, agrees that the Note Agent and the Noteholder Secured Parties will not Exercise Any Secured Creditor Remedies with respect to any of the Collateral without the written consent of the Note Collateral Representative and will not take, receive or accept any Proceeds of Collateral (except as may be separately otherwise agreed in writing by and between or among each Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties), it being understood and agreed that the temporary deposit of Proceeds of Collateral in a Deposit Account controlled by the Note Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Note Collateral Representative; provided that nothing in this sentence shall prohibit the Note Agent from taking such actions in its capacity as Note Collateral Representative, if applicable.  Subject to Sections 2.3(a) and 2.3(c) hereof, the Note Collateral Representative may Exercise Any Secured Creditor Remedies under the Note Priority Collateral Documents or applicable law as to any Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Note Collateral

Representative is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.

(f)        Notwithstanding any other provision of this Agreement, nothing contained herein shall be construed to prevent (i) the ABL Agent or any ABL Lender, or any Additional Agent or any Additional Creditor, from objecting to any proposed retention of Collateral by the Note Agent or any Noteholder Secured Party in full or partial satisfaction of any Note Obligations, (ii) the Note Agent or any Noteholder Secured Party, or any Additional Agent or any Additional Creditor, from objecting to any proposed retention of Collateral by the ABL Agent or any ABL Lender in full or partial satisfaction of any ABL Obligations, (iii) the ABL Agent or any ABL Lender, or the Note Agent or any Noteholder Secured Party, from objecting to any proposed retention of Collateral by any Additional Agent or any Additional Creditor in full or partial satisfaction of any Additional Obligations, or (iv) any Additional Agent or any Additional Creditor represented thereby from objecting to any proposed retention of Collateral by any other Additional Agent or any Additional Creditor represented by such other Additional Agent in full or partial satisfaction of any Additional Obligations.

Section 2.4            Exercise of Rights.

(a)       Notice of ABL Agent’s Lien.

(i)        Without limiting Section 2.3 hereof, the Note Agent, for and on behalf of itself and the Noteholder Secured Parties, hereby agrees that, until the date upon which the Discharge of ABL Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the Note Agent (including in its capacity as Note Collateral Representative, if applicable) or any Noteholder Secured Party with respect to any ABL Priority Collateral, the Note Agent or such Noteholder Secured Party, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Lenders, unless the ABL Agent otherwise consents in writing.  In addition, the Note Agent agrees, for and on behalf of itself and the Noteholder Secured Parties, that, until the date upon which the Discharge of ABL Obligations shall have occurred, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Lenders’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(ii)       Without limiting Section 2.3 hereof, any Additional Agent, for and on behalf of itself and any Additional Creditors represented thereby, hereby agrees that, until the date upon which the Discharge of ABL Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by such Additional Agent (including in its capacity as Note Collateral Representative, if applicable) or any such Additional Creditor with respect to any ABL Priority Collateral, such Additional Agent or Additional Creditor, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Lenders, unless the ABL Agent otherwise consents in writing.  In addition, any Additional Agent agrees, for and on behalf of itself and any Additional Creditors represented thereby, that, until the date upon which the Discharge of ABL Obligations shall have occurred, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Lenders’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(b)           Notice of Note Agent’s Lien.

(i)                            Without limiting Section 2.3 hereof, the ABL Agent, for and on behalf of itself and the ABL Lenders, hereby agrees that, until the date upon which the Discharge of Note Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the ABL Agent or any ABL Lender with respect to the Note Priority Collateral, the ABL Agent or such ABL Lender, as applicable, shall advise any purchaser or transferee of any Note Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the Note Agent and the Noteholder Secured Parties, unless the Note Agent otherwise consents in writing.  In addition, the ABL Agent agrees, for and on behalf of itself and the ABL Lenders, that, until the date upon which the Discharge of Note Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Note Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the Note Agent’s and the Noteholder Secured Parties’ prior Liens and that such Liens shall continue as against the Note Priority Collateral to be sold, unless the Note Agent otherwise consents in writing.

(ii)   Without limiting Section 2.3 hereof, any Additional Agent, for and on behalf of itself and any Additional Creditors represented thereby, hereby agrees that, until the date upon which the Discharge of Note Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by such Additional Agent (including in its capacity as Note Collateral Representative, as applicable) or any such Additional Creditor with respect to any Collateral, such Additional Agent or Additional Creditor, as applicable, shall advise any purchaser or transferee of any Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the Note Agent and the Noteholder Secured Parties (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  In addition, any Additional Agent agrees, for and on behalf of itself and any Additional Creditors represented thereby, that, until the date upon which the Discharge of Note Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the Note Agent’s and the Noteholder Secured Parties’ Liens and that such Liens shall continue as against the Collateral to be sold (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(c)       Notice of Additional Agent’s Lien.

(i)    Without limiting Section 2.3 hereof, the Note Agent, for and on behalf of itself and the Noteholder Secured Parties, hereby agrees that, until the date upon which the Discharge of Additional Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the Note Agent (including in its capacity as Note Collateral Representative, as applicable) or any Noteholder Secured Party with respect to any Collateral, the Note Agent or such Noteholder Secured Party, as applicable, shall advise any purchaser or transferee of any Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of any Additional Agent and any Additional Creditors (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  In addition, the Note Agent agrees, for and on behalf of itself and the Noteholder Secured Parties, that, until the date upon which the Discharge of Additional Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to any Additional Agent’s and any Additional Creditors’ Liens and that such Liens shall continue as against the Collateral to be sold (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(ii)   Without limiting Section 2.3 hereof, the ABL Agent, for and on behalf of itself and the ABL Lenders, hereby agrees that, until the date upon which the Discharge of Additional Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the ABL Agent or any ABL Lender with respect to any Note Priority Collateral, the ABL Agent or such ABL Lender, as applicable, shall advise any purchaser or transferee of any Note Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of any Additional Agent and any Additional Creditors (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  In addition, the ABL Agent agrees, for and on behalf of itself and the ABL Lenders, that, until the date upon which the Discharge of Additional Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Note Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to any Additional Agent’s and any Additional Creditors’ prior Liens and that such Liens shall continue as against the Note Priority Collateral to be sold (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

(iii)  Without limiting Section 2.3 hereof, any Additional Agent, for and on behalf of itself and any Additional Creditors represented thereby, hereby agrees that, until the date upon which the applicable Discharge of Additional Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by such Additional Agent or Additional Creditor with respect to any Collateral, such Additional Agent or Additional Creditor, as applicable, shall advise any purchaser or transferee of any Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of any other Additional Agent and any Additional Creditors represented by such other Additional Agent (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).  In addition, any Additional Agent agrees, for and on behalf of itself and any Additional Creditors represented thereby, that, until the date upon which the applicable Discharge of Additional Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to any Liens of any other Additional Agent and any Additional Creditors represented by such other Additional Agent and that such Liens shall continue as against the Collateral to be sold (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).

(d)       No Other Restrictions.

(i)    Except as expressly set forth in this Agreement, each of the Note Agent, the Noteholder Secured Parties, the ABL Agent, the ABL Lenders, any Additional Agent and any Additional Creditors shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies (except as may be separately otherwise agreed in writing by and between or among any applicable Parties, solely as among such Parties and the Secured Parties represented thereby), provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Sections 2.3 and 4.1 hereof.  The ABL Agent may enforce the provisions of the ABL Documents, the Note Agent (including in its capacity as Note Collateral Representative, if applicable) may enforce the provisions of the Note Documents, any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) may enforce the provisions of the Additional Documents, and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law (except as may be separately otherwise agreed in writing by and between or among any applicable Parties, solely as among such Parties and the Secured Parties represented thereby); provided, however, that each of the ABL Agent, the Note Agent (including in its capacity as Note Collateral Representative, if applicable) and any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) agrees to provide to each other such Party copies of any notices that it is required under applicable law to deliver to any Borrower or any Guarantor; provided, further, however, that the ABL Agent’s failure to provide any such copies to any other such Party shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents, the Note Agent’s failure to provide any such copies to any other such Party shall not impair any of the Note Agent’s rights hereunder or under any of the Note Documents, and any failure by any Additional Agent to provide any such copies to any other such Party shall not impair any of such Additional Agent’s rights hereunder or under any of the Additional Documents.

(ii)   Each of the Note Agent (including in its capacity as Note Collateral Representative, if applicable) and the Noteholder Secured Parties agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the ABL Agent or any other ABL Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken.  Each of the Note Agent (including in its capacity as Note Collateral Representative, if applicable) and the Noteholder Secured Parties agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Additional Agent or any other Additional Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(iii)  Each of the ABL Agent and the ABL Lenders agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Note Agent or any other Noteholder Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken.  Each of the ABL Agent and the ABL Lenders agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Additional Agent or any other Additional Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

(iv)  Each of any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) and any Additional Creditors agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the ABL Agent or any other ABL Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  Each of any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) and any Additional Creditors agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Note Agent or any other Noteholder Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  Each of any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) and any Additional Creditors represented thereby agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any other Additional Agent or any Additional Creditor represented by such other Additional Agent, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).

(e)       Release of Liens.

(i)    In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the ABL Agent, (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the ABL Documents or (C) the release of the ABL Secured Parties’ Lien on all or any portion of the ABL Priority Collateral, so long as such release shall have been approved by the requisite ABL Lenders (as determined pursuant to the ABL Documents), in the case of clauses (B) and (C) only to the extent prior to the date upon which the Discharge of ABL Obligations shall have occurred and not in connection with a Discharge of ABL Obligations (and irrespective of whether an Event of Default has occurred), (x) the Note Agent agrees, on behalf of itself and the Noteholder Secured Parties, that so long as the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof, such sale will be free and clear of the Liens on such ABL Priority Collateral securing the Note Obligations, and the Note Agent’s and the Noteholder Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action and (y) any Additional Agent agrees, on behalf of itself and any Additional Creditors represented thereby, that so long as the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof, such sale will be free and clear of the Liens on such ABL Priority Collateral securing the Additional Obligations, and such Additional Agent’s and the applicable Additional Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action.  In furtherance of, and subject to, the foregoing, each of the Note Agent and any Additional Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith, so long as the net cash proceeds, if any, from such sale or other disposition of such ABL Priority Collateral described in clause (A) above are applied in accordance with the terms of this Agreement.  Each of the Note Agent and any Additional Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Party and in the name of such Party or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii)   In the event of (A) any private or public sale of all or any portion of the Note Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Note Collateral Representative, (B) any sale, transfer or other disposition of all or any portion of the Note Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the Note Priority Collateral Documents or (C) the release of the Note Collateral Secured Parties’ Liens on all or any portion of the Note Priority Collateral, so long as such release shall have been approved by the Requisite Holders, in the case of clauses (B) and (C) only to the extent prior to the date upon which the Discharge of Note Collateral Obligations shall have occurred and not in connection with a Discharge of Note Collateral Obligations (and irrespective of whether an Event of Default has occurred), the ABL Agent agrees, on behalf of itself and the ABL Lenders, that so long as the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof, such sale will be free and clear of the Liens on such Note Priority Collateral securing the ABL Obligations and the ABL Agent’s and the ABL Secured Parties’ Liens with respect to the Note Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action.  In furtherance of, and subject to, the foregoing, the ABL Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the Note Collateral Representative in connection therewith, so long as the net cash proceeds, if any, from such sale or other disposition described in clause (A) above of such Note Priority Collateral are applied in accordance with the terms of this Agreement.  The ABL Agent hereby appoints the Note Collateral Representative and any officer or duly authorized person of the Note Collateral Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent and in the name of the ABL Agent or in the Note Collateral Representative’s own name, from time to time, in the Note Collateral Representative’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5            No New Liens.  (a)  Until the date upon which the Discharge of ABL Obligations shall have occurred, the parties hereto agree that:

(i)    No Noteholder Secured Party shall knowingly acquire or hold any Lien on any assets of any Credit Party securing any Note Obligation (other than Excluded Assets (as defined in the ABL Documents) constituting Specified Excluded Assets) which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein.  If any Noteholder Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Note Obligation (other than Excluded Assets (as defined in the ABL Documents) constituting Specified Excluded Assets) which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the Note Agent (or the relevant Noteholder Secured Party) shall, without the need for any further consent of any other Noteholder Secured Party and notwithstanding anything to the contrary in any other Note Document, be deemed to also hold and have held such lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien.  For the avoidance of doubt, this paragraph (i) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any Noteholder Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Noteholder Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Assets (as defined in the ABL Documents)).

(ii)   No Additional Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Additional Obligation (other than Excluded Assets (as defined in the ABL Documents) constituting Specified Excluded

Assets) which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein.  If any Additional Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Additional Obligation (other than Excluded Assets (as defined in the ABL Documents) constituting Specified Excluded Assets) which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the relevant Additional Agent (or the relevant Additional Secured Party) shall, without the need for any further consent of any other Additional Secured Party and notwithstanding anything to the contrary in any other Additional Document, be deemed to also hold and have held such lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien.  For the avoidance of doubt, this paragraph (ii) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any Additional Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Additional Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Assets (as defined in the ABL Documents)).

(b)       Until the date upon which the Discharge of Note Obligations shall have occurred, the parties hereto agree that:

(i)    No ABL Secured Party shall acquire or hold any Lien on any assets of any Credit Party (other than Excluded Assets (as defined in the Note Documents) constituting Specified Excluded Assets) securing any ABL Obligation which assets are not also subject to the Lien of the Note Agent under the Note Documents, subject to the Lien Priority set forth herein.  If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation (other than Excluded Assets (as defined in the Note Documents) constituting Specified Excluded Assets) which assets are not also subject to the Lien of the Note Agent under the Note Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such lien for the benefit of the Note Agent as security for the Note Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Note Agent in writing of the existence of such Lien.  For the avoidance of doubt, this paragraph (i) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any ABL Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any ABL Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Assets (as defined in the Note Documents)).

(ii)   No Additional Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Additional Obligation (other than Excluded Assets (as defined in the Note Documents) constituting Specified Excluded Assets) which assets are not also subject to the Lien of the Note Agent under the Note Documents, subject to the Lien Priority set forth herein.  If any Additional Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Additional Obligation (other than Excluded Assets (as defined in the Note Documents) constituting Specified Excluded Assets) which assets are not also subject to the Lien of the Note Agent under the Note Documents, subject to the Lien Priority set forth herein, then the relevant Additional Agent (or the relevant Additional Secured Party) shall, without the need for any further consent of any other Additional Secured Party and notwithstanding anything to the contrary in any other Additional Document, be deemed to also hold and have held such lien for the benefit of the Note Agent as security for the Note Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Note Agent in writing of the existence of such Lien. For the avoidance of doubt, this paragraph (ii) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any Additional Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Additional Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Assets (as defined in the Note Documents)).

(c)       Until the date upon which the Discharge of Additional Obligations shall have occurred, the parties hereto agree that:

(i)    No ABL Secured Party shall acquire or hold any Lien on any assets of any Credit Party (other than Excluded Assets (as defined in the applicable Additional Documents) constituting Specified Excluded Assets) securing any ABL Obligation which assets are not also subject to the Lien of each Additional Agent under the Additional Documents, subject to the Lien Priority set forth herein.  If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation (other than Excluded Assets (as defined in the applicable Additional Documents) constituting Specified Excluded Assets) which assets are not also subject to the Lien of each Additional Agent under the Additional Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such lien for the benefit of each Additional Agent as security for the Additional Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each Additional Agent in writing of the existence of such Lien.  For the avoidance of doubt, this paragraph (i) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any ABL Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any ABL Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Assets (as defined in the applicable Additional Documents)).

(ii)   No Noteholder Secured Party shall acquire or hold any Lien on any assets of any Credit Party (other than Excluded Assets (as defined in the applicable Additional Documents) constituting Specified Excluded Assets) securing any Note Obligation which assets are not also subject to the Lien of each Additional Agent under the Additional Documents, subject to the Lien Priority set forth herein.  If any Noteholder Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Note Obligation (other than Excluded Assets (as defined in the applicable Additional Documents) constituting Specified Excluded Assets) which assets are not also subject to the Lien of each Additional Agent under the Additional Documents, subject to the Lien Priority set forth herein, then the Note Agent (or the relevant Noteholder Secured Party) shall, without the need for any further consent of any other Noteholder Secured Party and notwithstanding anything to the contrary in any other Note Document be deemed to also hold and have held such lien for the benefit of each Additional Agent as security for the Additional Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each Additional Agent in writing of the existence of such Lien.  For the avoidance of doubt, this paragraph (ii) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any Noteholder Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Noteholder Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Assets (as defined in the applicable Additional Documents)).

Section 2.6            Waiver of Marshalling.  Until the Discharge of ABL Obligations, the Note Agent, on behalf of itself and the Noteholder Secured Parties, and any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees (including in its capacity as Note Collateral Representative, if applicable) not to assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

Until the Discharge of Note Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Note Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

Until the Discharge of Additional Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Note Priority Collateral or any other similar rights a junior secured creditor may have under applicable law (except as may be separately otherwise agreed in writing by and between the applicable Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

ARTICLE 3
ACTIONS OF THE PARTIES

Section 3.1            Certain Actions Permitted.  The Note Agent, the ABL Agent and any Additional Agent may make such demands or file such claims in respect of the Note Obligations, the ABL Obligations or the Additional Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time.

Section 3.2            Agent for Perfection.  The ABL Agent, for and on behalf of itself and each ABL Lender, the Note Agent (including in its capacity as Note Collateral Representative, if applicable), for and on behalf of itself and each Noteholder Secured Party, and any Additional Agent (including in its capacity as Note Collateral Representative, if applicable), for and on behalf of itself and each Additional Creditor represented thereby, as applicable, each agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent for each other solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral, subject to the terms and conditions of this Section 3.2.  None of the ABL Agent, the ABL Lenders, the Note Agent (including in its capacity as Note Collateral Representative, if applicable), the Noteholder Secured Parties, any Additional Agent (including in its capacity as Note Collateral Representative, if applicable), or any Additional Creditors, as applicable, shall have any obligation whatsoever to the others to assure that the Cash Collateral or the Control Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person.  The duties or responsibilities of the ABL Agent, the Note Agent and any Additional Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral as agent for the other Parties for purposes of perfecting the Lien held by the Note Agent, the ABL Agent or any Additional Agent, as applicable.  The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the Note Agent, the Noteholder Secured Parties, any Additional Agent, any Additional Creditors, or any other Person.  The Note Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Lenders, any Additional Agent, any Additional Creditors, or any other Person.  Any Additional Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Lenders, the Note Agent, the Noteholder Secured Parties, any other Additional Agent or any Additional Creditors represented by any other Additional Agent, or any other Person.  In the event that (a) the Note Agent or any Noteholder Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, (b) the ABL Agent or any ABL Lender receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, or (c) any Additional Agent or any Additional Creditor receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, then the Note Agent, such Noteholder

Secured Party, the ABL Agent, such ABL Lender, such Additional Agent, or such Additional Creditor, as applicable, shall promptly pay over such Proceeds or Collateral to (i) in the case of ABL Priority Collateral or Proceeds thereof, the ABL Agent, or (ii) in the case of Note Priority Collateral or Proceeds thereof, the Note Collateral Representative, in each case, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement.  Each Credit Party shall deliver all Control Collateral and all Cash Collateral required to be delivered pursuant to the Credit Documents (i) in the case of ABL Priority Collateral or Proceeds thereof, to the ABL Agent, or (ii) in the case of Note Priority Collateral or Proceeds thereof, to the Note Collateral Representative.

Section 3.3            Sharing of Information and Access.  In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and Records of any Note Credit Party that contain information identifying or pertaining to the Note Priority Collateral, the ABL Agent shall, upon request of the Note Agent or any Additional Agent and as promptly as practicable thereafter, either make available to such Party such books and Records for inspection and duplication or provide to such Party copies thereof.  In the event that the Note Agent or any Additional Agent shall, in the exercise of its rights under the Note Collateral Documents, the Additional Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party that contain information identifying or pertaining to any of the ABL Priority Collateral, such Party shall, upon written request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication or provide the ABL Agent copies thereof.  Each Credit Party, the Note Agent and each Additional Agent hereby consent to the non-exclusive royalty free use by the ABL Agent of any Intellectual Property included in the Collateral for the purposes of disposing of any ABL Priority Collateral and, in the event that the Note Agent or any Additional Agent shall, in the exercise of its rights under the Note Collateral Documents or otherwise, obtain title to any such Intellectual Property, such Party hereby irrevocably grants the ABL Agent a non-exclusive license or other right to use, without charge, such Intellectual Property as it pertains to the ABL Priority Collateral in advertising for sale and selling any ABL Priority Collateral.

Section 3.4            Insurance.  Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds.  The ABL Agent shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to ABL Priority Collateral and the Note Collateral Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to Note Priority Collateral.  The ABL Agent shall have the sole and exclusive right, as against the Note Agent (including in its capacity as Note Collateral Representative, if applicable) and any Additional Agent (including in its capacity as Note Collateral Representative, if applicable), to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral.  The Note Collateral Representative shall have the sole and exclusive right, as against the ABL Agent, the Note Agent (other than in its capacity as Note Collateral Representative, if applicable) and any Additional Agent (other than in its capacity as Note Collateral Representative, if applicable), to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Note Priority Collateral.  All proceeds of such insurance shall be remitted to the ABL Agent or to the

Note Collateral Representative, as the case may be, and each of the Note Collateral Representative and the ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

Section 3.5            No Additional Rights For the Credit Parties Hereunder.  Except as provided in Section 3.6, if any ABL Secured Party, Noteholder Secured Party or Additional Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party, Noteholder Secured Party or Additional Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party, Noteholder Secured Party or Additional Secured Party.

Section 3.6            Actions Upon Breach.  If any Noteholder Secured Party, any ABL Secured Party or any Additional Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against the Credit Parties or the Collateral, the Credit Parties, with the prior written consent of the ABL Agent or the Note Collateral Representative, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party, Noteholder Secured Party or Additional Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of the Credit Parties.

Section 3.7            Inspection Rights.  (a)  Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, the ABL Agent and the ABL Secured Parties may, at any time and whether or not the Note Agent (including in its capacity as Note Collateral Representative, if applicable) or any other Noteholder Secured Party or any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) or any other Additional Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies (the “ABL Permitted Access Right”), during normal business hours on any business day, access ABL Priority Collateral that (A) is stored or located in or on, (B) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (C) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Note Priority Collateral (collectively, the “ABL Commingled Collateral”), for the limited purposes of assembling, inspecting, copying or downloading information stored on, taking actions to perfect its Lien on, completing a production run of inventory involving, taking possession of, moving, selling, storing or otherwise dealing with, or to Exercise Any Secured Creditor Remedies with respect to, the ABL Commingled Collateral, in each case without notice to, the involvement of or interference by any Noteholder Secured Party or Additional Secured Party or liability to any Noteholder Secured Party or Additional Secured Party, except as specifically provided below.  In addition, subject to the terms hereof, the ABL Agent may advertise and conduct public auctions or private sales of the ABL Priority Collateral without notice to, the involvement of or interference by any Noteholder Secured Party or Additional Secured Party (including the Note Collateral Representative) or liability to any Noteholder Secured Party or Additional Secured Party (including the Note Collateral Representative).  In the event that any ABL Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies with respect to any ABL Commingled Collateral, the Note Agent (including in its capacity as Note Collateral Representative, if applicable) and any Additional Agent (including in its capacity as Note

Collateral Representative, if applicable) may not sell, assign or otherwise transfer the related Note Priority Collateral prior to the expiration of the 180-day period commencing on the date such ABL Secured Party begins to Exercise Any Secured Creditor Remedies, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.7.  If any stay or other order that prohibits the ABL Agent and other ABL Secured Parties from commencing and continuing to Exercise Any Secured Creditor Remedies with respect to ABL Commingled Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order.  During the period of actual occupation, use and/or control by the ABL Agent or ABL Secured Parties (or their respective employees, agents, advisers and representatives) of any Note Priority Collateral, the ABL Agent and the ABL Secured Parties shall be obligated to repair at their expense any physical damage (but not any diminution in value) to such Note Priority Collateral resulting from such occupancy, use or control, and to leave such Note Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted.  The ABL Agent and ABL Secured Parties shall cooperate with the Noteholder Collateral Secured Parties and/or the Note Collateral Representative in connection with any efforts made by the Noteholder Secured Parties and/or the Note Collateral Representative to sell the Note Priority Collateral.

(b)       The Note Agent (including in its capacity as Note Collateral Representative, if applicable) and the other Noteholder Secured Parties and any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) and any other Additional Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising the ABL Permitted Access Right.

(c)       Subject to the terms hereof, the Note Collateral Representative may advertise and conduct public auctions or private sales of the Note Priority Collateral without notice to, the involvement of or interference by any ABL Secured Party or liability to any ABL Secured Party.

ARTICLE 4
APPLICATION OF PROCEEDS

Section 4.1            Application of Proceeds.

(a)       Revolving Nature of ABL Obligations.  The Note Agent, for and on behalf of itself and the Noteholder Secured Parties, and any Additional Agent, for and on behalf of itself and any Additional Creditors represented thereby, expressly acknowledge and agree that (i) any ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Payment Collateral or Cash Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Noteholder Secured Parties (in the case of the Note Agent) or the applicable Additional Secured Parties (in the case of such Additional Agent) and without affecting the provisions hereof; and (iii) all Payment Collateral or Cash Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Lender) commences the Exercise of Any Secured Creditor Remedies (other than, prior to the acceleration of any of the Note Obligations or any Additional Obligations, the exercise of its rights in accordance with Section 4.16 of the ABL Credit Agreement or any similar provision of any other ABL Credit Agreement), all amounts received by the ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1.  The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations, the Note Obligations, or any Additional Obligations, or any portion thereof.

(b)       Revolving Nature of Additional Obligations.  The Note Agent, for and on behalf of itself and the Noteholder Secured Parties, and the ABL Agent, for and on behalf of itself and the ABL Lenders, expressly acknowledge and agree that (i) Additional Credit Facilities may include a revolving commitment, that in the ordinary course of business any Additional Agent and Additional Creditors may apply payments and make advances thereunder;  and (ii) the amount of Additional Obligations that may be outstanding thereunder at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of Additional Obligations thereunder may be modified, extended or amended from time to time, and that the aggregate amount of Additional Obligations thereunder may be increased, replaced or refinanced, in each event, without notice to or consent by the Noteholder Secured Parties (in the case of the Note Agent) or the ABL Lenders (in the case of the ABL Agent) and without affecting the provisions hereof; provided, however, that from and after the date on which any Additional Agent or Additional Creditor commences the Exercise of Any Secured Creditor Remedies, all amounts received by any such Additional Agent or Additional Creditor shall be applied as specified in this Section 4.1.  The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations, the Note Obligations, or any Additional Obligations, or any portion thereof.

(c)       Application of Proceeds of ABL Priority Collateral.  The ABL Agent, the Note Agent and any Additional Agent hereby agree that all ABL Priority Collateral, and all Proceeds thereof, received by any of them in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the payment of costs and expenses of the ABL Agent, the Note Agent or any Additional Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, to the payment of (x) the Note Obligations and in accordance with the Note Documents until the Discharge of Note Obligations shall have occurred and (y) any Additional Obligations in accordance with the applicable Additional Documents until the Discharge of Additional Obligations shall have occurred, which payment shall be made between and among the Note Obligations and any Additional Obligations on a pro rata basis (except (i) with respect to allocation of payments between the Note Obligations and any Additional Obligations, as may be separately otherwise agreed in writing by and between the applicable Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties, and (ii) with respect to allocation of payments among Additional Agents, as may be separately otherwise agreed in writing by and between or among any applicable Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby), and fourth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(d)       Application of Proceeds of Note Priority Collateral.  The ABL Agent, the Note Agent and any Additional Agent hereby agree that all Note Priority Collateral, and all Proceeds thereof, received by any of them in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the payment of costs and expenses of the ABL Agent, the Note Agent or any Additional Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of (x) the Note Obligations in accordance with the Note Documents until the Discharge of Note Obligations shall have occurred and (y) any Additional Obligations in accordance with the applicable Additional Documents until the Discharge of Additional Obligations shall have occurred, which payment shall be made between and among the Note Obligations and any Additional Obligations on a pro rata basis (except (i) with respect to allocation of payments between the Note Obligations and any Additional Obligations, as may be separately otherwise agreed in writing by and between the applicable Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties, and (ii) with respect to allocation of payments among Additional Agents, as may be separately otherwise agreed in writing by and between or among any applicable Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby), third, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred, and fourth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct,

except, in the case of application of Note Priority Collateral and Proceeds thereof as between Additional Obligations and ABL Obligations, as may be separately otherwise agreed in writing by and between any applicable Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Additional Obligations owing to any of such Additional Agent and Additional Creditors.

(e)       Limited Obligation or Liability.

(i)    In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to the Note Agent or any Noteholder Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.  In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to any Additional Agent or any Additional Creditor, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

(ii)   In exercising remedies, whether as a secured creditor or otherwise, the Note Agent (including in its capacity as Note Collateral Representative, if applicable) shall have no obligation or liability to the ABL Agent or any ABL Lender regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.  In exercising remedies, whether as a secured creditor or otherwise, the Note Agent (including in its capacity as Note Collateral Representative, if applicable) shall have no obligation or liability to any Additional Agent or any Additional Creditor, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(iii)  In exercising remedies, whether as a secured creditor or otherwise, any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) shall have no obligation or liability to the ABL Agent or any ABL Lender regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  In exercising remedies, whether as a secured creditor or otherwise, any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) shall have no obligation or liability to the Note Agent or any Noteholder Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  In exercising remedies, whether as a secured creditor or otherwise, any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) shall have no obligation or liability to any other Additional Agent or any Additional Creditors represented by such other Additional Agent regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).

(f)        Turnover of Cash Collateral After Discharge.  Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Note Collateral Representative or shall execute such documents as the Company or the Note Collateral Representative (if other than a Designated Additional Agent) may reasonably request to enable the Note Collateral Representative to have control over any Cash Collateral or Control Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.  Upon the Discharge of Note Collateral Obligations, the Note Collateral Representative shall deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request to enable the ABL Agent to have control over any Cash Collateral or Control Collateral still in the Note Collateral Representative’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.  As between (i) the Note Collateral Representative and (ii) the Note Agent and any Additional Agent (other than the Note Collateral Representative), any such Cash Collateral or Control Collateral held by the Note Collateral Representative shall be held by it subject to the terms and conditions of Section 2.2.

(g)       Intervening Creditor.  Notwithstanding anything in Sections 4.1(c) or (d) to the contrary, with respect to any Collateral for which a third party (other than a Note Collateral Secured Party) has a Lien or security interest that is junior in priority to the Lien or security interest of any Series of Note Collateral Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the Lien or security interest of any other Series of Note Collateral Obligations (such third party an “Intervening Creditor”), the value of any Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or Proceeds thereof to be distributed in respect of the Series of Note Collateral Obligations with respect to which such Impairment exists.

Section 4.2               Specific Performance.  Each of the ABL Agent, the Note Agent and any Additional Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it.  Each of the ABL Agent, for and on behalf of itself and the ABL Lenders, the Note Agent (including in its capacity as Note Collateral Representative, if applicable), for and on behalf of itself and the Noteholder Secured Parties, and any Additional Agent (including in its capacity as Note Collateral

Representative, if applicable), for and on behalf of itself and any Additional Creditors represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5
INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1               Notice of Acceptance and Other Waivers.

(a)       All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Note Agent, on behalf of itself and the Noteholder Secured Parties, and any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby waives notice of acceptance of, or proof of reliance by the ABL Agent or any ABL Lender on, this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations.  All Note Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Lenders, and any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby waives notice of acceptance, or proof of reliance, by the Note Agent or any Noteholder Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Note Obligations.  All Additional Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Note Agent, on behalf of itself and the Noteholder Secured Parties, the ABL Agent, on behalf of itself and any ABL Lenders, and any other Additional Agent, on behalf of itself and the Additional Creditors represented thereby, hereby waives notice of acceptance, or proof of reliance by any Additional Agent or any Additional Creditors of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Additional Obligations.

(b)       None of the ABL Agent, any ABL Lender, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the Note Agent or any Noteholder Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement.  If the ABL Agent or any ABL Lender honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Indenture or any other Note Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Lender otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Lender shall have any liability whatsoever to the Note Agent or any Noteholder Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement).  The ABL Agent and the ABL Lenders shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Note Agent or any Noteholder Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement.  The Note Agent, on behalf of itself and the Noteholder Secured Parties, agrees that neither the ABL Agent nor any ABL Lender shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c)       None of the ABL Agent, any ABL Lender, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any Additional Agent or any Additional Creditor for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  If the ABL Agent or any ABL Lender honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Additional Credit Facility or any other Additional Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Lender otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Lender shall have any liability whatsoever to any Additional Agent or any Additional Creditor as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  The ABL Agent and the ABL Lenders shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any Additional Agent or any Additional Creditor has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that neither the ABL Agent nor any ABL Lender shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

(d)       None of the Note Agent (including in its capacity as Note Collateral Representative, if applicable), the Noteholder Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the ABL Agent or any ABL Lender for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement.  If the Note Agent or any Noteholder Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Indenture or any of the other Note Documents, whether the Note Agent or any Noteholder Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Note Agent or any Noteholder Secured Party otherwise should exercise any of its contractual rights or remedies under the Note Documents (subject to the express terms and conditions hereof), neither the Note Agent nor any Noteholder Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement).  The Note Agent and the Noteholder Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Note Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Lender has in the Collateral, except as otherwise expressly set forth in this Agreement.  The ABL Agent, on behalf of itself and the ABL Lenders, agrees that none of the Note Agent (including in its capacity as Note Collateral Representative, if applicable) or the Noteholder Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Note Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(e)       None of the Note Agent (including in its capacity as Note Collateral Representative, if applicable), the Noteholder Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any Additional Agent or any Additional Creditor for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  If the Note Agent or any Noteholder Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Indenture or any of the other Note Documents, whether the Note Agent or any Noteholder Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Additional Credit Facility or any other Additional Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Note Agent or any Noteholder Secured Party otherwise should exercise any of its contractual rights or remedies under the Note Documents (subject to the express terms and conditions hereof), neither the Note Agent nor any Noteholder Secured Party shall have any liability whatsoever to any Additional Agent or any Additional Creditor as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  The Note Agent and the Noteholder Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Note Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any Additional Agent or any Additional Creditor has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that none of the Note Agent (including in its capacity as Note Collateral Representative, if applicable) or the Noteholder Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Note Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(f)        None of any Additional Agent (including in its capacity as Note Collateral Representative, if applicable), any Additional Creditors or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the ABL Agent or any ABL Lender for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  If any Additional Agent or any Additional Creditor honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Additional Credit Facility or any of the other Additional Documents, whether such Additional Agent or any Additional Creditor has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Additional Agent or any Additional Creditor otherwise should exercise any of its contractual rights or remedies under the Additional Documents (subject to the express terms and conditions hereof), neither such Additional Agent nor any Additional Creditor shall have any liability whatsoever to the ABL Agent or any ABL Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  Any Additional Agent and any Additional Creditors shall be entitled to manage and supervise their loans and extensions of credit under the Additional Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Lender has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  The ABL Agent, on behalf of itself and the ABL Lenders agrees that none of any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) or any Additional Creditors shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Additional Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

(g)       None of any Additional Agent (including in its capacity as Note Collateral Representative, if applicable), any Additional Creditors or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the Note Agent or any Noteholder Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  If any Additional Agent or any Additional Creditor honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Additional Credit Facility or any of the other Additional Documents, whether such Additional Agent or any Additional Creditor has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Indenture or any other Note Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Additional Agent or any Additional Creditor otherwise should exercise any of its contractual rights or remedies under the Additional Documents (subject to the express terms and conditions hereof), neither such Additional Agent nor any Additional Creditor shall have any liability whatsoever to the Note Agent or any Noteholder Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  Any Additional Agent and any Additional Creditors shall be entitled to manage and supervise their loans and extensions of credit under the Additional Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Note Agent or any Noteholder Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  The Note Agent, on behalf of itself and the Noteholder Secured Parties, agrees that none of any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) or any Additional Creditors shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Additional Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(h)       None of any Additional Agent (including in its capacity as Note Collateral Representative, if applicable), any Additional Creditors or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any other Additional Agent or any Additional Creditor represented thereby for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).  If any Additional Agent or any Additional Creditor honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Additional Credit Facility or any of the other Additional Documents, whether such Additional Agent or any Additional Creditor has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Additional Credit Facility or any other Additional Document to which any other Additional Agent or any Additional Creditor represented by such other Additional Agent is party or beneficiary (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Additional Agent or any Additional Creditor otherwise should exercise any of its contractual rights or remedies under the Additional Documents (subject to the express terms and conditions hereof), neither such Additional Agent nor any Additional Creditor shall have any liability whatsoever to any other Additional Agent or any Additional Creditor represented by such other Additional Agent, as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).  Any Additional Agent and any Additional Creditors shall be entitled to manage and supervise their loans and extensions of credit under the Additional Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any other Additional Agent or any Additional Creditor represented by such other Additional Agent, has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the

Additional Creditors represented thereby).  Any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, agrees that none of any other Additional Agent (including in its capacity as Note Collateral Representative, if applicable) or any Additional Creditor represented thereby shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Additional Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).

Section 5.2            Modifications to ABL Documents and Note Documents.

(a)       The Note Agent, on behalf of itself and the Noteholder Secured Parties, hereby agrees that, without affecting the obligations of the Note Agent and the Noteholder Secured Parties hereunder, the ABL Agent and the ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to the Note Agent or any Noteholder Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Note Agent or any Noteholder Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)           retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)         otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b)       Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby agrees that, without affecting the obligations of such

Additional Agent and such Additional Creditors hereunder, the ABL Agent and the ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to such Additional Agent or any such Additional Creditor (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such Additional Agent or any such Additional Creditor or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)           retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)         otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate;

except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders.

(c)       The ABL Agent, on behalf of itself and the ABL Lenders, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Lenders hereunder, the Note Agent and the Noteholder Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Note Documents in any manner whatsoever, including, to:

(i)        change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Note Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Note Obligations or any of the Note Documents;

(ii)       retain or obtain a Lien on any Property of any Person to secure any of the Note Obligations, and in connection therewith to enter into any additional Note Documents;

(iii)      amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Note Obligations;

(iv)     release its Lien on any Collateral or other Property;

(v)      exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)     retain or obtain the primary or secondary obligation of any other Person with respect to any of the Note Obligations; and

(vii)    otherwise manage and supervise the Note Obligations as the Note Agent shall deem appropriate.

(d)       Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby agrees that, without affecting the obligations of such Additional Agent and such Additional Creditors hereunder, the Note Agent and the Noteholder Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to such Additional Agent or any such Additional Creditor (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such Additional Agent or any such Additional Creditor or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Note Documents in any manner whatsoever, including, to:

(i)        change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Note Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Note Obligations or any of the Note Documents;

(ii)       retain or obtain a Lien on any Property of any Person to secure any of the Note Obligations, and in connection therewith to enter into any additional Note Documents;

(iii)      amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Note Obligations;

(iv)     release its Lien on any Collateral or other Property;

(v)      exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)     retain or obtain the primary or secondary obligation of any other Person with respect to any of the Note Obligations; and

(vii)    otherwise manage and supervise the Note Obligations as the Note Agent shall deem appropriate;

except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties.

(e)       The Note Agent, on behalf of itself and the Noteholder Secured Parties, hereby agrees that, without affecting the obligations of the Note Agent and the Noteholder Secured Parties hereunder, any Additional Agent and any Additional Creditors may, at any time and from time to time, in their sole discretion without the consent of or notice to the Note Agent or any Noteholder Secured Party or (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Note Agent or any Noteholder Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Additional Documents in any manner whatsoever, including, to:

(i)        change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Additional Obligations or any of the Additional Documents;

(ii)       retain or obtain a Lien on any Property of any Person to secure any of the Additional Obligations, and in connection therewith to enter into any additional Additional Documents;

(iii)      amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Additional Obligations;

(iv)     release its Lien on any Collateral or other Property;

(v)      exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)     retain or obtain the primary or secondary obligation of any other Person with respect to any of the Additional Obligations; and

(vii)    otherwise manage and supervise the Additional Obligations as such Additional Agent shall deem appropriate;

except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties.

(f)        The ABL Agent, on behalf of itself and the ABL Lenders, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Lenders hereunder, any Additional Agent and any Additional Creditors may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Additional Documents in any manner whatsoever, including, to:

(i)        change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Additional Obligations or any of the Additional Documents;

(ii)       retain or obtain a Lien on any Property of any Person to secure any of the Additional Obligations, and in connection therewith to enter into any additional Additional Documents;

(iii)      amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Additional Obligations;

(iv)     release its Lien on any Collateral or other Property;

(v)      exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)     retain or obtain the primary or secondary obligation of any other Person with respect to any of the Additional Obligations; and

(vii)    otherwise manage and supervise the Additional Obligations as such Additional Agent shall deem appropriate;

except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders.

(g)       Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, hereby agrees that, without affecting the obligations of such

Additional Agent and such Additional Creditors hereunder, any other Additional Agent and any Additional Creditors represented by such other Additional Agent may, at any time and from time to time, in their sole discretion without the consent of or notice to such Additional Agent or any such Additional Creditor (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such Additional Agent or any such Additional Creditor or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Additional Documents to which such other Additional Agent or any Additional Creditor represented by such other Additional Agent is party or beneficiary in any manner whatsoever, including, to:

(i)                    change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Additional Obligations or any of the Additional Documents;

(ii)                   retain or obtain a Lien on any Property of any Person to secure any of the Additional Obligations, and in connection therewith to enter into any additional Additional Documents;

(iii)                  amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Additional Obligations;

(iv)                  release its Lien on any Collateral or other Property;

(v)                   exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)                  retain or obtain the primary or secondary obligation of any other Person with respect to any of the Additional Obligations; and

(vii)                 otherwise manage and supervise the Additional Obligations as such other Additional Agent shall deem appropriate;

except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby.

(h)   The ABL Obligations, the Note Obligations and any Additional Obligations may be refunded, replaced or refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refunding, replacement or refinancing transaction under any ABL Document, any Note Document or any Additional Document) of the ABL Agent, the ABL Lenders, the Note Agent or the Noteholder Secured Parties, any Additional Agent or any Additional Creditors, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof; provided, however, that, if the indebtedness refunding, replacing or refinancing any such ABL Obligations, Note Obligations or Additional Obligations is to constitute ABL Obligations, Note Obligations or Additional Obligations governed by this Agreement, the holders of such indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent or any Additional Agent (other than any Designated Additional Agent), as the case may be (or, if there is no continuing Agent other than the Note Agent and any Designated Additional Agent, as designated by the Company), and any such refunding, replacement or refinancing transaction shall be in accordance with any applicable provisions of the ABL Documents, the Note Documents and any Additional Documents.  For the avoidance of doubt, any ABL Obligations, Note Obligations or Additional Obligations may be refinanced, in whole or in part, in each case without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under the ABL Documents, Note Documents or Additional Documents) of, any of the ABL Agent or any other ABL Secured Party, the Note Agent or any other Noteholder Secured Party or any Additional Agent or any other Additional Secured Party, through the incurrence of Additional Indebtedness, subject to Section 7.11.

Section 5.3            Reinstatement and Continuation of Agreement.

(a)       If the ABL Agent or any ABL Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery.  If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement.  All rights, interests, agreements, and obligations of the ABL Agent, the Note Agent, any Additional Agent, the ABL Lenders, the Noteholder Secured Parties and any Additional Creditors under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations, the Note Obligations or any Additional Obligations.  No priority or right of the ABL Agent or any ABL Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Lender may have.

(b)       If the Note Agent or any Noteholder Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Note Obligations (a “Note Recovery”), then the Note Obligations shall be reinstated to the extent of such Note Recovery.  If this Agreement shall have been terminated prior to such Note Recovery, this Agreement shall be reinstated in full force and effect in the event of such Note Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement.  All rights, interests, agreements, and obligations of the ABL Agent, the Note Agent, any Additional Agent, the ABL

Lenders, the Noteholder Secured Parties and any Additional Creditors under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations, the Note Obligations or any Additional Obligations.  No priority or right of the Note Agent or any Noteholder Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Note Documents, regardless of any knowledge thereof which the Note Agent or any Noteholder Secured Party may have.

(c)       If any Additional Agent or any Additional Creditor is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Additional Obligations (an “Additional Recovery”), then the Additional Obligations shall be reinstated to the extent of such Additional Recovery.  If this Agreement shall have been terminated prior to such Additional Recovery, this Agreement shall be reinstated in full force and effect in the event of such Additional Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement.  All rights, interests, agreements, and obligations of the ABL Agent, the Note Agent, any Additional Agent, the ABL Lenders, the Noteholder Secured Parties and any Additional Creditors under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations, the Note Obligations or any Additional Obligations.  No priority or right of any Additional Agent or any Additional Creditor shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Additional Documents, regardless of any knowledge thereof which any Additional Agent or any Additional Creditor may have.

ARTICLE 6
INSOLVENCY PROCEEDINGS

Section 6.1            DIP Financing.

(a)       If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Lenders shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (“DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then the Note Agent, on behalf of itself and the Noteholder Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the

Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Note Agent securing the Note Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) the Note Agent retains its Lien on the Collateral to secure the Note Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Note Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such DIP Financing is junior and subordinate to the Lien of the Note Agent on the Note Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Lenders securing the ABL Obligations on ABL Priority Collateral and (iii) if the ABL Agent receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, the Note Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the Note Obligations, provided that (x) such Liens in favor of the ABL Agent and the Note Agent shall be subject to the provisions of Section 6.1(c) hereof and (y) the foregoing provisions of this Section 6.1(a) shall not prevent the Note Agent and the Noteholder Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(b)       If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Lenders shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of such Additional Agent securing the Additional Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) such Additional Agent retains its Lien on the Collateral to secure the Additional Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Note Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such DIP Financing is junior and subordinate to the Lien of such Additional Agent on the Note Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders), (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Lenders securing the ABL Obligations on ABL Priority Collateral and (iii) if the ABL Agent receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, such Additional Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the Additional Obligations, provided that (x) such Liens in favor of the ABL Agent and such Additional Agent shall be subject to the provisions of Section 6.1(c) hereof and (y) the foregoing provisions of this Section 6.1(b) shall not prevent any Additional Agent and any Additional Creditors from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(c)       All Liens granted to the ABL Agent, the Note Agent or any Additional Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2                               Relief From Stay.  Until the Discharge of ABL Obligations has occurred, the Note Agent, on behalf of itself and the Noteholder Secured Parties, and any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent.  Until the Discharge of Note Collateral Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Lenders, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Note Priority Collateral without the Note Collateral Representative’s express written consent.  In addition, none of the Note Agent (including in its capacity as Note Collateral Representative, if applicable), the ABL Agent nor any Additional Agent (including in its capacity as Note Collateral Representative, if applicable) shall seek any relief from the automatic stay with respect to any Collateral without providing 30 days’ prior written notice to each other Party, unless such period is agreed in writing by the ABL Agent, the Note Agent and each Additional Agent to be modified.

Section 6.3                               No Contest.

(a)       The Note Agent, on behalf of itself and the Noteholder Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the ABL Agent or any ABL Lender for adequate protection of its interest in the Collateral, or (ii) any objection by the ABL Agent or any ABL Lender to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Lender that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement.  Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the ABL Agent or any ABL Lender for adequate protection of its interest in the Collateral, or (ii) any objection by the ABL Agent or any ABL Lender to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Lender that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).

(b)       The ABL Agent, on behalf of itself and the ABL Lenders, agrees that, prior to the Discharge of Note Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the Note Agent or any Noteholder Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a) hereof), or (ii) any objection by the Note Agent or any Noteholder Secured Party to any motion, relief, action or proceeding based on a claim by the Note Agent or any Noteholder Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(a) hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Note Agent as adequate protection of its interests are subject to this Agreement.  Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that, prior to the Discharge of Note Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the Note Agent or any Noteholder Secured Party for adequate protection of its interest in the Collateral, or (ii) any objection by the Note Agent or any Noteholder Secured Party to any motion, relief, action or proceeding based on a claim by the Note Agent or any Noteholder Secured Party that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Note Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).

(c)       The Note Agent, on behalf of itself and the Noteholder Secured Parties, agrees that, prior to the Discharge of Additional Obligations, none of them shall contest (or support any other Person contesting) (i) any request by any Additional Agent or any Additional Creditor for adequate protection of its interest in the Collateral, or (ii) any objection by any Additional Agent or any Additional Creditor to any motion, relief, action, or proceeding based on a claim by any Additional Agent or any Additional Creditor that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such Additional Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the Note Agent, on behalf of itself and the Noteholder Secured Parties).  The ABL Agent, on behalf of itself and the ABL Lenders, agrees that, prior to the Discharge of Additional Obligations, none of them shall contest (or support any other Person contesting) (i) any request by any Additional Agent or any Additional Creditor for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(b) hereof), or (ii) any objection by any Additional Agent or any Additional Creditor to any motion, relief, action, or proceeding based on a claim by any Additional Agent or any Additional Creditor that its interests in the Collateral (unless in contravention of Section 6.1(b) hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such Additional Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders).  Any Additional Agent, on behalf of itself and any Additional Creditors represented thereby, agrees that, prior to the applicable Discharge of Additional Obligations, none of them shall contest (or support any other Person contesting) (a) any request by any other Additional Agent or any Additional Creditor represented by such other Additional Agent for adequate protection of its interest in the Collateral, or (b) any objection by such other Additional Agent or any Additional Creditor to any motion, relief, action, or proceeding based on a claim by any Additional Agent or any Additional Creditor represented by such other Additional Agent that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such other Additional Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Agents, in each case on behalf of itself and the Additional Creditors represented thereby).

Section 6.4                                                                                   Asset Sales.  The Note Agent agrees, on behalf of itself and the Noteholder Secured Parties, and any Additional Agent agrees, on behalf of itself and any Additional Creditors represented thereby, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement.  The ABL Agent agrees, on behalf of itself and the ABL Lenders, that it will not oppose any sale consented to by the Note Agent, any Additional Agent or the Note Collateral Representative of any Note Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement.  If such sale of Collateral includes both ABL Priority Collateral and Note Priority Collateral and the Parties are unable to agree on the allocation of the purchase price between the ABL Priority Collateral and Note Priority Collateral, any Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Parties.

Section 6.5                                                                                   Separate Grants of Security and Separate Classification.  Each Noteholder Secured Party, the Note Agent, each ABL Lender, the ABL Agent, each Additional Creditor and each Additional Agent acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Security Documents, the Note Collateral Documents and the Additional Security Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Note Obligations and Additional Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties, on the one hand, and the Noteholder Secured Parties and Additional Secured Parties, on the other hand, in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties, the Noteholder Secured Parties and any Additional Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims, Note Obligation claims and Additional Obligation claims against the Credit Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or the Note Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Noteholder Secured Parties and Additional Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties, on the one hand, and the Noteholder Secured Parties and Additional Secured Parties, on the other hand, before any distribution is made in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured

Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.  The foregoing sentence is subject to any separate agreement by and between any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and any other Party, on behalf of itself and the Secured Parties represented thereby, with respect to the Additional Obligations owing to any of such Additional Agent and Additional Creditors.

Section 6.6                                                                                   Enforceability.  The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7                                                                                   ABL Obligations Unconditional.  All rights of the ABL Agent hereunder, and all agreements and obligations of the Note Agent, any Additional Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                             any lack of validity or enforceability of any ABL Document;

(ii)                          any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii)                       any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(iv)                      any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the ABL Obligations, or of any of the Note Agent, any Additional Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.8                                                                                   Note Obligations Unconditional.  All rights of the Note Agent hereunder, and all agreements and obligations of the ABL Agent, any Additional Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                             any lack of validity or enforceability of any Note Document;

(ii)                          any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Note Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Note Document;

(iii)                       any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Note Obligations or any guarantee or guaranty thereof; or

(iv)                      any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Note Obligations, or of any of the ABL Agent, any Additional Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.9                                                                                   Additional Obligations Unconditional.  All rights of any Additional Agent hereunder, and all agreements and obligations of the ABL Agent, the Note Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                             any lack of validity or enforceability of any Additional Document;

(ii)                          any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Additional Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Additional Document;

(iii)                       any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Additional Obligations or any guarantee or guaranty thereof; or

(iv)                      any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Additional Obligations, or of any of the ABL Agent, the Note Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.10                                                                            Adequate Protection.  Except to the extent expressly provided in Section 6.1, nothing in this Agreement shall limit the rights of (a) the ABL Agent and the ABL Lenders, (b) the Note Agent and the Noteholder Secured Parties, or (c) any Additional Agent and any Additional Creditors, respectively, from seeking or requesting adequate protection with respect to their interests in the applicable Collateral in any Insolvency Proceeding, including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest, additional collateral or otherwise; provided that (a) in the event that the ABL Agent, on behalf of itself or any of the ABL Lenders, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute Note Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Lenders, agrees that the Note Agent shall also be granted a senior Lien on such collateral as security for the Note Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to any Lien on such collateral securing the Note Obligations, (b) in the event that the ABL Agent, on behalf of itself or any of the ABL Lenders, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute Note Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Lenders, agrees that any Additional Agent shall also be granted a senior Lien on such collateral as security for the Additional Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to any Lien on such collateral securing the Additional Obligations (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders), (c) in the event that the Note Agent, on behalf of itself or any of the Noteholder Secured Parties, seeks or requests adequate protection in respect of the Note Obligations and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then the Note Agent, on behalf of itself and each of the Noteholder Secured Parties, agrees that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the Note Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations and (d) in the event that any Additional Agent, on behalf of itself or any Additional Creditor, seeks or requests adequate protection in respect of the Additional Obligations and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then such Additional Agent, on behalf of itself and any Additional Creditor represented thereby, agrees that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the Additional Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations.

ARTICLE 7
MISCELLANEOUS

Section 7.1                                   Rights of Subrogation.  The Note Agent, for and on behalf of itself and the Noteholder Secured Parties, agrees that no payment by the Note Agent or any Noteholder Secured Party to the ABL Agent or any ABL Lender pursuant to the provisions of this Agreement shall entitle the Note Agent or any Noteholder Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred.  Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Note Agent or any Noteholder Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.

The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that no payment by the ABL Agent or any ABL Lender to the Note Agent or any Noteholder Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Lender to exercise any rights of subrogation in respect thereof until the Discharge of Note Obligations shall have occurred.  Following the Discharge of Note Obligations, the Note Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Note Obligations resulting from payments to the Note Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Note Agent are paid by such Person upon request for payment thereof.

Any Additional Agent, for and on behalf of itself and any Additional Creditors represented thereby, agrees that no payment by such Additional Agent or any such Additional Creditor to the ABL Agent or any ABL Lender pursuant to the provisions of this Agreement shall entitle such Additional Agent or any such Additional Creditor to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred.  Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as such Additional Agent or any such Additional Creditor may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.

The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that no payment by the ABL Agent or any ABL Lender to any Additional Agent or any Additional Creditor represented thereby pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Lender to exercise any rights of subrogation in respect thereof until the Discharge of Additional Obligations shall have occurred.  Following the Discharge of Additional Obligations, such Additional Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the applicable Additional Obligations resulting from payments to such Additional Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Additional Agent are paid by such Person upon request for payment thereof.

Section 7.2                                   Further Assurances.  The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Party to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3                                   Representations.  The Note Agent represents and warrants to the ABL Agent and any Additional Agent that it has the requisite power and authority under the Note Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Noteholder Secured Parties.  The ABL Agent represents and warrants to the Note Agent and any Additional Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Lenders.  Any Additional Agent represents and warrants to the Note

Agent, the ABL Agent and any other Additional Agent that it has the requisite power and authority under the applicable Additional Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and any Additional Creditors represented thereby.

Section 7.4                                   Amendments. (a)  No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure by any Party hereto, shall be effective unless it is in a written agreement executed by the Note Agent, the ABL Agent and any Additional Agent.  Notwithstanding the foregoing, the Company may, without the consent of any Party hereto, amend this Agreement by (x) executing an Additional Indebtedness Joinder as provided in Section 7.11 or (y) executing a joinder agreement in the form of Exhibit C attached hereto as provided for in the definition of “ABL Credit Agreement” or “Indenture”, as applicable.  No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure therefrom by any Party hereto, that changes, alters, modifies or otherwise affects any power, privilege, right, remedy, liability or obligation of, or otherwise affects in any manner, any Additional Agent that is not then a Party, or any Additional Creditor not then represented by an Additional Agent that is then a Party (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other effect upon any such Additional Agent or Additional Creditor that may at any subsequent time become a Party or beneficiary hereof) shall be effective unless it is consented to in writing by the Company (regardless of whether any such Additional Agent or Additional Creditor ever becomes a Party or beneficiary hereof), and any amendment, modification or waiver of any provision of this Agreement that would have the effect, directly or indirectly, through any reference in any Credit Document to this Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying any Credit Document, or any term or provision thereof, or any right or obligation of the Company or any other Credit Party thereunder or in respect thereof, shall not be given such effect except pursuant to a written instrument executed by the Company and each other affected Credit Party.

(b)                     In the event that the ABL Agent or the requisite ABL Lenders enter into any amendment, waiver or consent in respect of or replace any ABL Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departure from any provisions of, any ABL Collateral Document relating to the ABL Priority Collateral or changing in any manner the rights of the ABL Agent, the ABL Lenders, or any ABL Credit Party with respect to the ABL Priority Collateral (including the release of any Liens on ABL Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Note Collateral Document and each Additional Collateral Document without the consent of any Note Agent or any Noteholder Secured Party or any Additional Agent or Additional Secured Party, as applicable, and without any action by any Note Agent or any Noteholder Secured Party or any Additional Agent or any Additional Secured Party, as applicable; provided, that such amendment, waiver or consent does not materially adversely affect the rights of the Noteholder Secured Parties or the Additional Secured Parties, as applicable, or the interests of the Noteholder Secured Parties or the Additional Secured Parties, as applicable, in the Note Priority Collateral. The ABL Agent shall give written notice of such amendment, waiver or consent to each Note Agent and Additional Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Note Collateral Document or any Additional Collateral Document as set forth in this Section 7.4(b).

(c)                      In the event that the Note Agent or the requisite Noteholders enter into any amendment, waiver or consent in respect of or replace any Note Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Note Collateral Document relating to the Note Priority Collateral or changing in any manner the rights of the Note Agent, the Noteholders, or any Note Credit Party with respect to the Note Priority Collateral (including the release of any Liens on Note Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document without the consent of or any actions by the ABL Agent or any ABL Lender; provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Lenders in the ABL Priority Collateral.  The Note Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(c).

(d)                     In the event that the Additional Agent or the requisite Additional Creditors enter into any amendment, waiver or consent in respect of or replace any Additional Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Additional Collateral Document relating to the Note Priority Collateral or changing in any manner the rights of the Additional Agent, the Additional Creditors, or any Additional Credit Party with respect to the Note Priority Collateral (including the release of any Liens on Note Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document without the consent of or any actions by the ABL Agent or any ABL Lender (except as may be separately otherwise agreed in writing by and between such Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders); provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Lenders in the ABL Priority Collateral.  The Additional Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(d).

Section 7.5                                   Addresses for Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:	UBS AG, Stamford Branch
677 Washington Avenue
Stamford, CT 06901
Attention: April Varner Nanton

Facsimile: (203) 719-3180
Telephone: (203) 719-5274

Note Agent:	Wilmington Trust FSB
246 Goose Lane, Suite 105
Guilford, CT 06437
Attention: Atkore Administrator
Facsimile: (203) 453-1183
Telephone: (203) 435-4130

Any Additional Agent:	As set forth in the Additional Indebtedness Joinder executed and delivered by such Additional Agent pursuant to Section 7.11.

Section 7.6                                   No Waiver, Remedies.  No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7                                   Continuing Agreement, Transfer of Secured Obligations.  This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of ABL Obligations, the Discharge of Note Obligations and the Discharge of Additional Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns.  Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral, subject to Section 7.10 hereof.  All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding.  Without limiting the generality of the foregoing clause (c), the ABL Agent, any ABL Lender, the Note Agent, any Noteholder Secured Party, any Additional Agent or any Additional Creditor may assign or otherwise transfer all or any portion of the ABL Obligations, the Note Obligations or any Additional Obligations, as applicable, to any other Person, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the Note Agent, such ABL Lender, such Noteholder Secured Party, such Additional Agent or such Additional Creditor, as the case may be, herein or otherwise.  The ABL Secured Parties, the Noteholder Secured Parties and any Additional Secured Parties may continue, at any time and without notice to the other Parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8                                   Governing Law: Entire Agreement.  The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9                                   Counterparts.  This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10                            No Third Party Beneficiaries.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the ABL Agent, the ABL Creditors, the Note Agent, the Noteholder Secured Parties, each Additional Agent, the Additional Secured Parties and the Company and the other Credit Parties.  No other Person shall have or be entitled to assert rights or benefits hereunder.

Section 7.11                            Designation of Additional Indebtedness; Joinder of Additional Agents.  (a)  The Company may designate any Additional Indebtedness complying with the requirements of the definition of “Additional Indebtedness” as Additional Indebtedness for purposes of this Agreement, upon complying with the following conditions:

(i)                             one or more Additional Agents for one or more Additional Creditors in respect of such Additional Indebtedness shall have executed the Additional Indebtedness Joinder with respect to such Additional Indebtedness, and the Company or any such Additional Agent shall have delivered such executed Additional Indebtedness Joinder to the ABL Agent, the Note Agent and any other Additional Agent then party to this Agreement;

(ii)                          at least five Business Days (unless a shorter period is agreed in writing by the Parties and the Company) prior to delivery of the Additional Indebtedness Joinder, the Company shall have delivered to the ABL Agent, the Note Agent and any other Additional Agent then party to this Agreement complete and correct copies of any Additional Credit Facility, Additional Guaranties and Additional Collateral Documents that will govern such Additional Indebtedness upon giving effect to such designation (which may be unexecuted copies of Additional Documents to be executed and delivered concurrently with the effectiveness of such designation);

(iii)                       the Company shall have executed and delivered to the ABL Agent, the Note Agent and any other Additional Agent then party to this Agreement an Additional Indebtedness Designation, with respect to such Additional Indebtedness;

(iv)                      all state and local stamp, recording, filing, intangible and similar taxes or fees (if any) that are payable in connection with the inclusion of such Additional Indebtedness under this Agreement shall have been paid and reasonable evidence thereof shall have been given to the ABL Agent, the Note Agent and any other Additional Agent then party to this Agreement; and

(v)                         no Event of Default shall have occurred and be continuing.

(b)                                 Upon satisfaction of the foregoing conditions, the designated Additional Indebtedness shall constitute “Additional Indebtedness”, any Additional Credit Facility under which such Additional Indebtedness is or may be incurred shall constitute an “Additional Credit

Facility”, any holder of such Additional Indebtedness or other applicable Additional Creditor shall constitute an “Additional Creditor”, and any Additional Agent for any such Additional Creditor shall constitute an “Additional Agent”, for all purposes under this Agreement.  The date on which the foregoing conditions shall have been satisfied with respect to such Additional Indebtedness is herein called the “Additional Effective Date”.  Prior to the Additional Effective Date with respect to such Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed not to take into account such Additional Indebtedness, and the rights and obligations of the ABL Agent, the Note Agent and any other Additional Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is not then designated.  On and after the Additional Effective Date with respect to such Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed to take into account such Additional Indebtedness, and the rights and obligations of the ABL Agent, the Note Agent and any other Additional Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is then designated.

(c)                                  In connection with any designation of Additional Indebtedness pursuant to this Section 7.11, each of the ABL Agent, the Note Agent and any Additional Agent then party hereto agrees at the Company’s expense (x) to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Note Collateral Documents, ABL Collateral Documents, or Additional Collateral Documents, as applicable, and any blocked account, control or other agreements relating to any security interest in Control Collateral or Cash Collateral, and to make or consent to any filings or take any other actions, as may be reasonably deemed by the Company to be necessary or reasonably desirable for any Lien on any Collateral to secure such Additional Indebtedness to become a valid and perfected Lien (with the priority contemplated by this Agreement), and (y) otherwise to reasonably cooperate to effectuate a designation of Additional Indebtedness pursuant to this Section 7.11 (including without limitation, if requested, by executing an acknowledgment of any Additional Indebtedness Joinder or of the occurrence of any Additional Effective Date).

Section 7.12                            Note Collateral Representative; Notice of Note Collateral Representative Change.  The Note Collateral Representative shall act for the Note Collateral Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction of the Requisite Holders from time to time.  Until a Party (other than the existing Note Collateral Representative) receives written notice from the existing Note Collateral Representative, in accordance with Section 7.5 of this Agreement, of a change in the identity of the Note Collateral Representative, such Party shall be entitled to act as if the existing Note Collateral Representative is in fact the Note Collateral Representative.  Each Party (other than the existing Note Collateral Representative) shall be entitled to rely upon any written notice of a change in the identity of the Note Collateral Representative which facially appears to be from the then existing Note Collateral Representative and is delivered in accordance with Section 7.5 and such Agent shall not be required to inquire into the veracity or genuineness of such notice.   Each existing Note Collateral Representative from time to time agrees to give prompt written notice to each Party of any change in the identity of the Note Collateral Representative.

Section 7.13                            Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the

ABL Secured Parties, the Noteholder Secured Parties and any Additional Secured Parties, respectively.  Nothing in this Agreement is intended to or shall impair the rights of the Company or any other Credit Party, or the obligations of the Company or any other Credit Party to pay the ABL Obligations, the Note Obligations and any Additional Obligations as and when the same shall become due and payable in accordance with their terms.

Section 7.14         Headings.  The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.15         Severability.  If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.16         Attorneys Fees.  The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.17         VENUE; JURY TRIAL WAIVER.

(a)       EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATED THERETO, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)       EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF

LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)       EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.18         Intercreditor Agreement.  This Agreement is the Intercreditor Agreement referred to in the ABL Credit Agreement and any Additional Credit Facility and is the “Base Intercreditor Agreement” referred to in the Indenture.  Nothing in this Agreement shall be deemed to subordinate the right of any ABL Secured Party to receive payment to the right of any Noteholder Secured Party or any Additional Secured Party to receive payment or of any Noteholder Secured Party or any Additional Secured Party to receive payment to the right of any ABL Secured Party to receive payment (whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens as between the ABL Secured Parties, on the one hand, and the Noteholder Secured Parties and any Additional Secured Parties, on the other hand, but not a subordination of Indebtedness.

Section 7.19         No Warranties or Liability.  The Note Agent, the ABL Agent and any Additional Agent each acknowledge and agree that none of the other Parties has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document, any other Note Document or any other Additional Document.  Except as otherwise provided in this Agreement, the Note Agent, the ABL Agent and any Additional Agent will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.20         Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document, any Note Document or any Additional Document, the provisions of this Agreement shall govern.  The parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights granted to the Company or any other Credit Party in the Note Documents, the ABL Documents or any Additional Documents.

Section 7.21         Information Concerning Financial Condition of the Credit Parties.  None of the Note Agent, the ABL Agent and any Additional Agent has any responsibility for keeping any other Party informed of the financial condition of the Credit Parties or of other circumstances bearing upon the risk of nonpayment of the ABL Obligations, the Note Obligations or any Additional Obligations.  The Note Agent, the ABL Agent and any Additional Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances.  In the event the Note Agent, the ABL Agent or any Additional Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (A) to provide any such information to such other party or any other party on any subsequent occasion, (B) to undertake any investigation not a part of its regular business routine, or (C) to disclose any other information.

[Signature pages follow]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, and the Note Agent, for and on behalf of itself and the Noteholder Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

UBS AG, STAMFORD BRANCH
in its capacity as the ABL Agent

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director
Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

[Signature Page to Intercreditor Agreement]

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the Note Agent, the Noteholder Secured Parties, any Additional Agent and any Additional Creditors and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement.

CREDIT PARTIES:

ATKORE INTERNATIONAL HOLDINGS INC.

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

ATKORE INTERNATIONAL, INC.

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

AFC CABLE SYSTEMS, INC.

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

ALLIED TUBE & CONDUIT CORPORATION

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

[Signature Page to Acknowledgement of Intercreditor Agreement]

GEORGIA PIPE COMPANY

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

TKN, INC.

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

TYCO INTERNATIONAL (NV) INC.

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

TYCO INTERNATIONAL CTC, INC.

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

UNISTRUT INTERNATIONAL CORPORATION

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

UNISTRUT INTERNATIONAL HOLDINGS, LLC

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

[Signature Page to Acknowledgement of Intercreditor Agreement]

WPFY, INC.

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President

[Signature Page to Acknowledgement of Intercreditor Agreement]

WILMINGTON TRUST FSB,
in its capacity as the Note Agent

By:	/s/ Joseph P O’Donnell
	Name:	Joseph P O’Donnell
	Title:	Vice President